UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22857

Grosvenor Registered Multi-Strategy Fund

(W), LLC

(Exact name of Registrant as specified in charter)

900 North Michigan Avenue, Suite 1100

Chicago, Illinois 60611

(Address of principal executive offices) (Zip code)

Scott J. Lederman Grosvenor Registered Funds 900 North Michigan Avenue Suite 1100 Chicago, Illinois 60611	George J. Zornada, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2950

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 506-6500

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

ITEM 1 – REPORTS TO STOCKHOLDERS

The Report to Shareholders is attached hereto.

GROSVENOR REGISTERED MULTI-STRATEGY FUND (W), LLC

Financial Statements

For the Year Ended March 31, 2015

With Report of Independent Registered Public Accounting Firm

Grosvenor Registered Multi-Strategy Fund (W), LLC

Financial Statements

For the Year Ended March 31, 2015

The W Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The W Fund’s Form N-Qs are available (i) without charge, upon request, by calling (866) 211-4521; and (ii) on the SEC’s website at www.sec.gov. The Form N-Qs may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.

The W Fund has adopted Proxy Voting Policies and Procedures under which the W Fund votes proxies relating to securities held by the W Fund. In addition, the W Fund files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the W Fund’s Proxy Voting Policies and Procedures and the W Fund’s proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling (866) 211-4521; and (ii) on the SEC’s website at www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of

Grosvenor Registered Multi-Strategy Fund (W), LLC

In our opinion, the accompanying statement of assets, liabilities and members’ capital and the related statements of operations, of changes in members’ capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Grosvenor Registered Multi-Strategy Fund (W), LLC (the “W Fund”) at March 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its members’ capital for the year then ended and the period September 1, 2013 (commencement of operations) through March 31, 2014 and the financial highlights for the year then ended and for the period September 1, 2013 (commencement of operations) through March 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the W Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

May 29, 2015

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606
T:(312) 298 2000 , F:(312) 298 2001, www.pwc.com/us

Grosvenor Registered Multi-Strategy Fund (W), LLC

Statement of Assets, Liabilities and Members’ Capital

March 31, 2015

ASSETS

Investment in Grosvenor Registered Multi-Strategy Master Fund, LLC, at fair value	$10,076,174
Cash and cash equivalents	1,050,248

Total assets	11,126,422

LIABILITIES

Members’ subscriptions received in advance	850,000
Professional fees payable	28,961
Due to Adviser (See Note 2b)	11,211
Administration fee payable	6,149
Management fee payable	1,658
Other liabilities	1,448

Total liabilities	899,427

NET ASSETS	$10,226,995

MEMBERS’ CAPITAL

Represented by:
Paid-in Capital	$10,026,038
Accumulated net investment loss	(55,822)
Accumulated undistributed net realized gains	100,485
Accumulated net unrealized appreciation on investments	156,294

MEMBERS’ CAPITAL	$10,226,995

Net asset value per Share (Shares outstanding of 9,626.74)	$1,062.35

The accompanying notes and attached consolidated financial statements of Grosvenor Registered Multi-Strategy Master Fund, LLC are an integral part of these financial statements.

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Grosvenor Registered Multi-Strategy Fund (W), LLC

Statement of Operations

For the Year Ended March 31, 2015

NET INVESTMENT LOSS ALLOCATED FROM GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC
Interest	$17
Expenses	(51,531)

Net investment loss allocated from Grosvenor Registered Multi-Strategy Master Fund, LLC	(51,514)

FUND EXPENSES
Registration fees	47,922
Amortization of pre-paid expenses	24,075
Professional fees	18,498
Administration fee	11,769
Administrator allocable expenses	8,998
Management fee	4,127
Other expenses	7,250

Total Fund expenses	122,639

Net investment loss before expense limitation reimbursement	(174,153)

Expense limitation reimbursement	100,770

Net investment loss	(73,383)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ALLOCATED FROM GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC
Net realized gain from investments	100,580
Current income tax expense	(896)

Net realized gain, net of taxes	99,684

Net change in accumulated unrealized appreciation on investments	171,073
Deferred income tax expense	(268)

Net change in unrealized appreciation, net of taxes	170,805

Net realized and unrealized gain on investments allocated from Grosvenor Registered Multi-Strategy Master Fund, LLC	270,489

NET INCREASE IN MEMBERS’ CAPITAL RESULTING FROM OPERATIONS	$197,106

The accompanying notes and attached consolidated financial statements of Grosvenor Registered Multi-Strategy Master Fund, LLC are an integral part of these financial statements.

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Grosvenor Registered Multi-Strategy Fund (W), LLC

Statements of Changes in Members’ Capital

Members’ Capital, September 1, 2013	$–
Members’ subscriptions	350,000
Members’ Shares repurchased	–
Members’ distributions	(3,192)
Members’ distributions reinvested	3,192

Net increase in Members’ Capital resulting from capital transactions	350,000

Net investment loss	(605)
Net realized gain, net of taxes	3,585
Net change in unrealized appreciation, net of taxes	4,017

Net increase in Members’ Capital resulting from operations	6,997

Members’ Capital, March 31, 2014	356,997

Members’ subscriptions	9,672,892
Members’ distributions	(38,096)
Members’ distributions reinvested	38,096

Net increase in Members’ Capital resulting from capital transactions	9,672,892

Net investment loss	(73,383)
Net realized gain, net of taxes	99,684
Net change in unrealized appreciation, net of taxes	170,805

Net increase in Members’ Capital resulting from operations	197,106

Members’ Capital, March 31, 2015	$10,226,995

The accompanying notes and attached consolidated financial statements of Grosvenor Registered Multi-Strategy Master Fund, LLC are an integral part of these financial statements.

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Grosvenor Registered Multi-Strategy Fund (W), LLC

Statement of Cash Flows

For the Year Ended March 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES

Net increase in Members’ Capital resulting from operations	$197,106
Adjustments to reconcile net increase in Members’ Capital resulting from operations to net cash used in operating activities:
Net change in accumulated unrealized appreciation on investments allocated from Grosvenor Registered Multi-Strategy Master Fund, LLC, net of taxes	(170,805)
Net investment loss allocated from Grosvenor Registered Multi-Strategy Master Fund, LLC	51,514
Net realized gain allocated from Grosvenor Registered Multi-Strategy Master Fund, LLC, net of taxes	(99,684)
Purchases of investment in Grosvenor Registered Multi-Strategy Master Fund, LLC	(6,092,009)
(Increase)/Decrease in operating assets:
Due from Adviser	99,907
Prepaid registration fees	24,075
Increase/(Decrease) in operating liabilities:
Professional fees payable	(32,089)
Due to Adviser	11,211
Administration fee payable	2,734
Management fee payable	1,585
Other liabilities	(5,745)

Net cash used in operating activities	(6,012,200)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ subscriptions	7,049,009

Net cash provided by financing activities	7,049,009

Net increase in cash and cash equivalents	1,036,809

Cash and cash equivalents at beginning of year	13,439

Cash and cash equivalents at end of year	$1,050,248

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Distributions reinvested	$38,096

SUPPLEMENTAL DISCLOSURE OF NON CASH INFORMATION

In-kind purchases of investment in Grosvenor Registered Multi- Strategy Master Fund, LLC	$3,383,883

In-kind subscriptions transferred from Grosvenor Registered Multi-Strategy Fund (“TI 1 Fund”), LLC	$3,383,883

The accompanying notes and attached consolidated financial statements of Grosvenor Registered Multi-Strategy Master Fund, LLC are an integral part of these financial statements.

5

Grosvenor Registered Multi-Strategy Fund (W), LLC

Financial Highlights

The following represents certain ratios to average Members’ Capital, total return, and other supplemental information for the period indicated:

	Year Ended March 31, 2015	September 1, 2013[1] (commencement of operations) through March 31, 2014*
Per Share operating performance: **
Net asset value per Share, beginning of year/period	$1,031.28	$1,000.00

Income/(loss) from investment operations:
Net investment loss	(18.21)	(2.38)
Net realized and unrealized gain from investment operations	58.65	65.58

Total income from investment operations	40.44	63.20

Distributions to Members	(9.37)	(31.92)

Net asset value per Share, end of year/period	$1,062.35	$1,031.28

Ratios to average Members’ Capital:(a)

Net investment loss - net of expense limitation reimbursement(b)	(1.79%)(c)	(1.79%)(c)

Expenses - gross of expense limitation reimbursement(d)	4.53%	143.13%

Expenses - net of expense limitation reimbursement(d)	1.79%	1.79%

Total return(e)	3.94%	6.35%

Members’ Capital, end of year/period ($000)	$10,227	$357

[1]	Commencement of operations; amounts presented reflect activity prior to September 1, 2013, related to the initial seeding of the W Fund.

*	The ratios for this period have been annualized. All non-recurring expenses, including those related to the initial organization of the W Fund have not been annualized.

**	Based on Shares outstanding at the end of each month.

(a)	Average Members’ Capital is determined by using the net assets as of the first day of the fiscal year and at the end of each month during the period.

(b)	The ratio reflects the income and expenses including the W Fund’s proportionate share of income and expenses of Grosvenor Registered Multi-Strategy Master Fund, LLC.

(c)	Expenses include W Fund’s proportional share of interest and facility fees related to Grosvenor Registered Multi-Strategy Master Fund, LLC’s line of credit.

(d)	The ratio reflects the expenses including the W Fund’s proportionate share of the expenses of Grosvenor Registered Multi-Strategy Master Fund, LLC.

(e)

Total return is not annualized. Total return is based on the combination of changes in the net asset value per Share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per Share at the time of reinvestment.

The accompanying notes and attached consolidated financial statements of Grosvenor Registered Multi-Strategy Master Fund, LLC are an integral part of these financial statements.
6

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Financial Statements

March 31, 2015

1.	Organization

Grosvenor Registered Multi-Strategy Fund (W), LLC (the “W Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company. The W Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies”. The W Fund commenced operations on September 1, 2013 and has many of the features of a private investment fund, however, the W Fund (i) has registered under the 1940 Act to be able to offer shares of limited liability company interests (“Shares”) without limiting the number of investors that can participate in its investment program; and (ii), effective August 16, 2013, has registered the Shares under the Securities Act of 1933, as amended (the “Securities Act”) for public offer. Each prospective investor is required to represent that it meets the investor eligibility requirements set forth in the W Fund’s prospectus.

The W Fund has made the election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (i.e., a 1099-issuing “RIC”) as opposed to a partnership issuing a Schedule K-1.

The W Fund’s primary investment objectives are to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets. In pursuing its investment objectives, the W Fund invests substantially all of its assets in the Master Fund, a Delaware limited liability company, which, like the W Fund, is registered under the 1940 Act. The Master Fund has the same investment objectives and substantially the same investment policies as those of the W Fund. This form of investment structure is commonly known as a “master/feeder fund” arrangement. The Master Fund pursues its investment objectives principally through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Investment Funds”) managed by a select group of alternative asset managers (“Investment Managers”). The Master Fund seeks diversification by investing in Investment Funds that (i) pursue non-traditional investment strategies and (ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. The Master Fund invests in the Investment Funds as a limited partner, member or shareholder, along with other investors and generally invests in between 25 and 50 Investment Funds. It is expected that the Investment Funds in which the Master Fund invests will not be registered under the 1940 Act. There can be no assurance that the investment objectives of the W Fund or the Master Fund will be achieved.

The consolidated financial statements of the Master Fund, including the Consolidated Schedule of Investments, are attached to this report and should be read in conjunction with the W Fund’s financial statements. As of March 31, 2015, the W Fund’s beneficial ownership of the Master Fund’s Members’ Capital was 2.07%.

Grosvenor Capital Management, L.P., (the “Adviser” or “Grosvenor”) serves as the management services

7

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Financial Statements (continued)

March 31, 2015

1.	Organization (continued)

provider of the W Fund and the investment adviser of the Master Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is responsible for the day-to-day operations of both the Master Fund and the W Fund. Pursuant to an investment advisory agreement between the Master Fund and the Adviser, the Adviser is responsible for providing all portfolio management and investment advisory services for the Master Fund. In addition, the Adviser provides various management and administrative services to the W Fund pursuant to a management agreement with the W Fund. Under the management agreement, the Adviser also is responsible for the investment of the cash reserves of the W Fund. The Adviser is subject to oversight by the Board of Directors of the Master Fund, whose members also comprise the W Fund’s Board of Directors (the “Board”).

The Board has overall responsibility to manage and supervise the operations of the W Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the W Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the W Fund as customarily exercised by directors of a typical investment company registered under the 1940 Act and organized as a corporation.

Grosvenor Securities LLC (“GSLLC”), an affiliate of the Adviser, serves as the distributor of Shares (the “Distributor”) for the W Fund. Shares may be purchased through the Distributor or brokers or dealers (“Selling Agents”) that have entered into selling agreements with the Distributor.

Shares of the W Fund purchased by eligible investors may be accepted as of the first day of each month, or at such times as the Board may determine. Investors who purchase Shares of the W Fund in the offering, and other persons who acquire Shares, will become members of the W Fund (the “Members”). The W Fund may, from time to time, offer to repurchase Shares from its Members pursuant to written tenders by Members. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the W Fund’s assets and other factors considered by the Board. The Adviser expects that it will recommend to the Board that the W Fund offer to repurchase Shares from Members four times each year, effective as of the last day of each calendar quarter. Members can only transfer or assign Shares under certain limited circumstances. Member repurchases are recognized as liabilities when the amount becomes fixed and determinable. This generally will occur on the last day of a fiscal period.

The Bank of New York Mellon provides custodial services for the W Fund. BNY Mellon Investment Servicing (U.S.) Inc. serves as administrator and accounting agent to the W Fund and in that capacity provides certain accounting, record keeping, investor related services, and regulatory administrative services.

As of the last day of each calendar month, the W Fund allocates net profits or losses for that month to all Members based on the W Fund’s NAV per Share and each Member’s respective number of Shares owned.

8

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Financial Statements (continued)

March 31, 2015

2.	Summary of Significant Accounting Policies

a.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the W Fund’s financial statements are reasonable and prudent; however, the actual results could differ from these estimates.

b.	Expenses

The W Fund bears its own expenses and, indirectly, bears a pro rata portion of the Master Fund’s expenses incurred in its business, including, but not limited to, the following: fees paid directly or indirectly to the Investment Managers and the general operating expenses of the Investment Funds; all costs and expenses directly related to the portfolio transactions and positions for the Master Fund’s account; legal fees; accounting and auditing fees; custodial and escrow fees; fees paid to the W Fund’s and the Master Fund’s administrator; costs of insurance; Management Fees (as defined in footnote 4) and Advisory Fees (as defined in the attached Master Fund consolidated financial statements); the fees and travel expenses and other expenses of the W Fund’s and the Master Fund’s Boards; all costs with respect to communications regarding the W Fund’s and the Master Fund’s transactions between the Adviser and any custodian or other agent engaged by the W Fund; and other types of expenses approved by the W Fund’s or the Master Fund’s Board. Pre-paid registration and filing fees are amortized during the first 12 months of the W Fund’s operations. The expenses of the Investment Funds are not included in expenses in the W Fund’s Statement of Operations or the Financial Highlights, as the effect of these expenses is recognized in realized and unrealized gains and losses allocated from the Master Fund.

The Adviser and the W Fund have entered into an expense limitation and reimbursement agreement under which the Adviser will, subject to possible reimbursement by the W Fund as described below, waive fees or pay or absorb operating expenses of the W Fund (including the W Fund’s share of the ordinary operating expenses of the Master Fund) to the extent necessary to limit the ordinary operating expenses of the W Fund (including the Management Fee and the W Fund’s share of the Advisory Fee and ordinary operating expenses of the Master Fund, but excluding (i) all fees, expenses and incentive allocations of the Investment Funds in which the Master Fund invests; and (ii) taxes, interest and related costs of borrowing, brokerage commissions, and any extraordinary expenses of the W Fund or the Master Fund) to 1.75% per annum of the W Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the W Fund’s expenses, the W Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the W Fund’s annualized ordinary operating expenses to exceed the

9

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Financial Statements (continued)

March 31, 2015

2.	Summary of Significant Accounting Policies (continued)

b.	Expenses (continued)

Expense Limitation in effect at the time that the excess operating expenses were waived, paid or absorbed. The Expense Limitation Agreement will remain in effect until March 31, 2016 and will terminate unless renewed by the Adviser.

The amounts related to the Expense Limitation are as follows:

Components of Due from/(to) Adviser:

	Year Ended March 31, 2015	For the Period September 1, 2013 (commencement of operations) through March 31, 2014
Expenses Incurred in Excess of the Expense Limitation	$100,770	$164,907
Expenses Recouped by Adviser	–	–
Net Reimbursement (from)/to Adviser	(211,888)	(65,000)
Amount Due from/(to) Adviser at Prior Year End	99,907	–

Amount Due from/(to) Adviser at Year End	$(11,211)	$99,907

Amounts Available for Recoupment by the Adviser:

	Year Ended March 31, 2015	For the Period September 1, 2013 (commencement of operations) through March 31, 2014
Expenses Incurred in Excess of the Expense Limitation	$100,770	$164,907
Amount Recouped by the Adviser	–	–
Expiration of Amounts Available for Recoupment	–	–

Amount Available for Recoupment	$100,770	$164,907

Expiration	March 31, 2018	March 31, 2017

Recoupment of expenses carried forward is dependent on future levels of Members’ Capital and expenses of the W Fund and the Master Fund.

10

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Financial Statements (continued)

March 31, 2015

2.	Summary of Significant Accounting Policies (continued)

c.	Income Taxes and Distributions

RIC Qualification

The W Fund intends to qualify as a RIC and to distribute substantially all of its taxable earnings to its Members. Such distributions of net investment income and capital gains, if any, must be made at least annually. Distributions to Members are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

As provided in the Internal Revenue Code of 1986, as amended (the “Code”) applicable to a RIC, in any fiscal year in which the W Fund so qualifies and distributes at least 90% of its taxable income, the W Fund, but not the Members, will be relieved of federal income tax on the income distributed. In addition, in order to avoid imposition of the excise tax applicable to a RIC, it is also the W Fund’s intention to declare and pay as dividends in each calendar year at least 98% of taxable ordinary income earned during the calendar year and 98.2% of its net realized capital gains earned during the tax period ending October 31 plus undistributed amounts from prior years. Therefore, no provision for federal or state income taxes on income (other than the indirect impact of the provision recorded by the Sub-Fund, which is consolidated in the Master Fund’s consolidated financial statements) is reflected in the W Fund’s financial statements.

Qualification as a RIC further requires that the W Fund meet certain asset diversification requirements and a gross income test. Should the W Fund fail to qualify as a RIC, its taxable income would be subject to tax at established corporate rates. With respect to the W Fund’s investments in Investment Funds that are passive foreign investment companies (“PFICs”), the W Fund intends to make elections to include its allocable share of the income of such PFICs currently in its calculation of ordinary income and capital gains for the year, when the required information is available, or elections to currently include the appreciation in the value of such PFICs as ordinary income.

The W Fund has maintained a tax year end of October 31 since its inception. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances as of October 31, 2014.

11

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Financial Statements (continued)

March 31, 2015

2.	Summary of Significant Accounting Policies (continued)

c.	Income Taxes and Distributions (continued)

Tax Cost Basis

As of March 31, 2015, the W Fund’s allocable share of the cost and unrealized appreciation (depreciation) of the Investment Funds and the Sub-Fund owned by the Master Fund, as determined considering tax adjustments as of October 31, 2014, were as follows:

	Investment Funds	Sub-Fund
Tax Basis of Investments	$8,484,439	$115,465

Gross Unrealized Appreciation	1,416,910	58,343
Gross Unrealized Depreciation	(82,595)	-

Net Unrealized Appreciation/(Depreciation)	$1,334,315	$58,343

The cost of investments in Investment Funds shown above is attributable to investments held directly by the Master Fund and excludes the cost of the Master Fund’s investment in the Sub-Fund. The W Fund’s policy of determining the Sub-Fund tax cost is to calculate using the tax basis of the corporation and not the tax cost basis of the individual investment fund holdings of the Sub-Fund. The aggregate cost of Investment Funds takes into consideration tax elections made as of October 31, 2014 on PFICs. For tax purposes, the cost of the Sub-Fund takes into consideration the tax cost of underlying investments contributed on January 1, 2013, in addition to tax treatment of redemptions subsequent to such contribution date.

Distributions of Income

The W Fund presents the components of its net assets on the Statement of Assets, Liabilities and Members’ Capital adjusted for the permanent tax differences through October 31, 2014 plus the book earnings of the W Fund from November 1, 2014 to March 31, 2015. The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income from PFICs and adjustments between financial and tax reporting related to the Sub-Fund. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the W Fund. Permanent differences, primarily due to: (i) the sales of PFIC investments; and (ii) differences between financial and tax reporting related to Sub-Fund, resulted in reclassifications among the W Fund components of net assets as of October 31, 2014 as follows:

Paid-in Capital	Accumulated Net Investment Loss	Accumulated Undistributed Net Realized Gains
$ 81	$ 18,886	$ (18,967)

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Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Financial Statements (continued)

March 31, 2015

2.	Summary of Significant Accounting Policies (continued)

c.	Income Taxes and Distributions (continued)

The tax basis of distributable earnings for the fiscal tax year ended October 31, 2014 shown below represent distribution requirements met by the W Fund subsequent to the fiscal tax year end in order to satisfy income tax requirements and losses the W Fund may be able to offset against gains realized in future years. These capital loss carryforwards are not subject to expiration. The capital loss carryforwards will reduce the W Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the W Fund of any liability for federal tax.

Undistributed Ordinary Income	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
$ 38,458	$ (3,314)	$ (55)

The tax character of distributions paid for the seven months ended March 31, 2014 and twelve months ended March 31, 2015 was as follows:

	Year ended March 31, 2015	Period ended March 31, 2014
From ordinary income	$38,096	$3,192
From long-term capital gains	-	-

Total distributions	$38,096	$3,192

Uncertain Tax Positions

The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires management to determine whether a tax position of the W Fund is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the “more likely than not” threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon

13

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Financial Statements (continued)

March 31, 2015

2.	Summary of Significant Accounting Policies (continued)

c.	Income Taxes and Distributions (continued)

ultimate settlement with the relevant taxing authority. Management of the W Fund is required to analyze tax positions expected to be taken in the W Fund’s tax returns, as defined by statutes of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.

For all open tax years and all major tax jurisdictions, management of the W Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then), which currently covers the inception-to-date period for the W Fund. Furthermore, management of the W Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The W Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The W Fund has reviewed all major jurisdictions and concluded that there is no impact on the W Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on its tax returns.

d.	Other

Cash and cash equivalents consist of amounts maintained in an interest-bearing account with the W Fund’s custodian, The Bank of New York Mellon. Interest income is recorded on the accrual basis. In circumstances when Federal Deposit Insurance Corporation insured limits are exceeded, the risk of default depends on the creditworthiness of The Bank of New York Mellon. Through March 31, 2015, the W Fund has not experienced any losses in such accounts. The Adviser monitors the creditworthiness of The Bank of New York Mellon in an attempt to mitigate risk of loss.

The W Fund records its proportionate share of the Master Fund’s investment income, expenses and realized and unrealized gains and losses as allocated by the Master Fund. In addition, the W Fund records its own income and expenses on the accrual basis.

In accordance with the authoritative guidance on distinguishing liabilities from capital, repurchases are recognized as liabilities when the dollar amount requested in the repurchase notice becomes fixed, which generally occurs on the last day of the fiscal year. As a result, repurchases paid after the end of the year, but based upon fixed amounts as of March 31, 2015, would be reflected as repurchase of Members’ Shares payable on the Statement of Assets, Liabilities and Members’ Capital at March 31, 2015.

The W Fund pays a monthly fee to the custodian and the administrator based primarily on a fixed fee and the Member count.

14

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Financial Statements (continued)

March 31, 2015

3.	Portfolio Valuation

The W Fund records its investment in the Master Fund at fair value, which represents the W Fund’s proportionate interest in the Master Fund’s Members’ Capital. The performance of the W Fund is directly affected by the performance of the Master Fund. The valuation of investments held by the Master Fund is discussed in the notes to the Master Fund’s consolidated financial statements attached to this report.

4.	Management Fee

Pursuant to a management agreement between the W Fund and the Adviser, the Adviser is entitled to a management fee (the “Management Fee”), paid monthly in arrears, equal to an annual rate of 0.1% of the Members’ ending monthly capital of the W Fund before taking into consideration the Management Fee, prior to any repurchases or distribution of capital during the month.

5.	Related Party Transactions and Other

The Board is made up of six Board members, five of which are not “interested persons”, as defined by the 1940 Act (the “Independent Directors”). Compensation to the Board is paid and expensed by the Master Fund and allocated pro-rata to the Feeder Funds. All Independent Directors may be reimbursed for out-of-pocket expenses of attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Independent Directors. The total fees and expenses (including compensation) of the Independent Directors and applicable fund officers are shown on the Master Fund’s Consolidated Statement of Operations.

During the year, certain Members purchased ownership interests in the W Fund in exchange for their ownership interests in Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “TI 1 Fund”) with a fair value of $3,383,883. As consideration for their interests, the W Fund obtained ownership interests in the Master Fund from the TI 1 Fund with a fair value of $3,383,883. These transactions are included as supplemental disclosures on the Statement of Cash Flows as in-kind purchases of investment in the Master Fund and in-kind subscriptions transferred from the TI 1 Fund.

6.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk or Liquidity Risks

In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and may enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling, writing option contracts and equity swaps. However, as a result of the investments by the Master Fund as a limited partner, member or shareholder, the Master Fund’s liability with respect to its investments in the Investment Funds is generally limited to the NAV of its interest in each Investment Fund.

15

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Financial Statements (continued)

March 31, 2015

6.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk or Liquidity Risks (continued)

Because the W Fund is a closed-end investment company, Shares are not redeemable at the option of Members and are not exchangeable for Shares of any other fund. Although the Board in its discretion may cause the W Fund to offer from time to time to repurchase Shares at the Members’ capital account value, Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase Shares by the W Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding Shares. Because the Master Fund’s investments in Investment Funds themselves have limited liquidity, the Master Fund and the W Fund may not be able to fund significant repurchases. Members whose Shares are accepted for repurchase also bear the risk that the W Fund’s Members’ capital account value may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Shares are valued for the purpose of repurchase.

Liquidity risk is the risk that the Master Fund will encounter difficulty in meeting obligations associated with financial liabilities. Among other things, liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or to withdraw capital from the Investment Funds, or unforeseen outflows of cash to meet tender demands. This situation may arise due to circumstances outside of the Master Fund’s control, such as a general market disruption or an operational issue affecting the Master Fund or third parties, including the Investment Funds. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.

The Master Fund’s capital investment in the Investment Funds can be withdrawn on a limited basis. As a result, the Master Fund may not be able to provide liquidity to the W Fund, and the W Fund may not be able to liquidate quickly some of its investments in the Master Fund in order to meet liquidity requirements or respond to market events.

7.	Guarantees

Under the W Fund’s organizational documents, its Independent Directors and fund officers are indemnified against certain liabilities arising out of the performance of their duties to the W Fund. In addition, in the normal course of business, the W Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The W Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the W Fund that have not yet occurred. However, based on experience, the W Fund expects the risk of loss due to these warranties and indemnities to be remote.

16

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Financial Statements (continued)

March 31, 2015

8.	Share Capital

Shares are offered monthly at the net asset value of the W Fund, which will vary. For the year ended March 31, 2015, the following Share transactions occurred:

Beginning Shares	Shares Subscribed	Shares Reinvested	Shares Redeemed	Shares Outstanding	NAV per Share
346.17	9,244.14	36.43	–	9,626.74	$ 1,062.35

9.	Subsequent Events

The W Fund has evaluated all subsequent events through the date that the audited financial statements were issued and noted the following:

Subsequent to March 31, 2015, the W Fund received additional capital subscriptions from Members in the amount of $2,710,856.

Effective April 1, 2015, the W Fund received in-kind purchases of investment in the Master Fund of $478,856 and received in kind subscriptions transferred from the TI -1 Fund of $478,856.

17

GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2015

With Report of Independent Registered Public Accounting Firm

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2015

The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Qs are available (i) without charge, upon request, by calling (866) 211-4521; and (ii) on the SEC’s website at www.sec.gov. The Form N-Qs may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.

The Master Fund has adopted Proxy Voting Policies and Procedures under which the Master Fund votes proxies relating to securities held by the Master Fund. In addition, the Master Fund files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Master Fund’s Proxy Voting Policies and Procedures and the Master Fund’s proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling (866) 211-4521; and (ii) on the SEC’s website at www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of

Grosvenor Registered Multi-Strategy Master Fund, LLC

In our opinion, the accompanying consolidated statement of assets, liabilities, and members’ capital, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in members’ capital and of cash flows and the consolidated financial highlights present fairly, in all material respects, the financial position of Grosvenor Registered Multi-Strategy Master Fund, LLC and its subsidiary (the “Master Fund”) at March 31, 2015, the results of their operations and their cash flows for the year then ended, the changes in their members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2015 by correspondence with the custodian and underlying investment funds, provide a reasonable basis for our opinion.

May 29, 2015

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606 T:(312) 298 2000 , F:(312) 298 2001, www.pwc.com/us

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Statement of Assets, Liabilities and Members’ Capital

March 31, 2015

ASSETS

Investments in Investment Funds, at fair value (cost $ 418,950,734)	$481,387,737
Cash and cash equivalents	13,145,098
Redemptions receivable from investments in Investment Funds	12,891,327
Current income tax benefit receivable	174,350
Prepaid Expenses	79,302

Total assets	507,677,814

LIABILITIES

Repurchase of Members’ interests payable	18,359,069
Advisory fee payable	839,323
Net deferred income tax liability	632,091
Professional fees payable	172,048
Administration fee payable	91,957
Facility fees payable	35,005
Other liabilities	44,240

Total liabilities	20,173,733

NET ASSETS	$487,504,081

Net Capital*	$425,699,169
Net accumulated unrealized appreciation on investments in Investment Funds	61,804,912

MEMBERS’ CAPITAL	$487,504,081

*

Net Capital includes net subscriptions, cumulative net investment income/(loss) and cumulative net realized gain/(loss) from investments in Investment Funds. The accompanying notes are an integral part of these consolidated financial statements.

The accompanying notes are an integral part of these consolidated financial statements.
2

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2015

Investment Funds*	First Acquisition Date	Fair Value**	% of Members’ Capital	% Ownership of Investment Fund***	First Available Redemption Date****	Liquidity*****

Distressed
Anchorage Capital Partners, L.P. (a)	8/1/2006	$2,618	0.00%	0.00%	N/A	(1)
Blue Mountain Credit Ltd.	1/1/2013	16,169,247	3.32%	0.24%	N/A	Quarterly
Fortress Value Recovery Fund, LLC	1/1/2006	310,526	0.06%	0.36%	N/A	(2)
Harbinger Capital Partners Sp. Situations Fund, L.P. (a)	7/1/2007	1,316,108	0.27%	1.46%	N/A	(2)
Highland Crusader Fund, L.P.	8/1/2005	1,143,417	0.24%	1.31%	N/A	(2)
King Street Capital, L.P. (a)	1/1/2003	1,028,603	0.21%	0.01%	N/A	(1)
King Street Ltd. (a)	1/1/2013	68,804	0.01%	0.00%	N/A	(1)
Redwood Domestic Fund, L.P. (a)	1/1/2003	141,370	0.03%	0.01%	N/A	(1)
Redwood Offshore Fund Ltd. (a)	1/1/2013	3,167,023	0.65%	0.11%	N/A	Bi-annually
Silver Point Capital Fund, L.P. (a)	1/1/2003	444,224	0.09%	0.01%	N/A	(1)
Silver Point Capital Offshore Fund Ltd.	7/1/2012	11,336,385	2.33%	0.24%	N/A	Quarterly

Total Distressed (Cost $35,487,300)		35,128,325	7.21%

Event Driven
EJF Debt Opportunities Offshore Fund, Ltd.	5/1/2014	21,925,709	4.50%	0.86%	N/A	Quarterly
Elliott International Ltd.	1/1/2013	29,926,262	6.14%	0.18%	N/A	Quarterly
Magnetar Capital, L.P. (a)	7/1/2007	617,121	0.12%	1.49%	N/A	(1)
Perry International Inc.	1/1/2013	15,604,369	3.20%	0.24%	N/A	Quarterly
Perry Partners, L.P. (a)	1/1/2003	5,824	0.00%	0.00%	N/A	(1)
York European Opportunities Unit Trust	7/1/2014	13,695,259	2.81%	0.58%	N/A	Quarterly

Total Event Driven (Cost $75,553,501)		81,774,544	16.77%

Long and/or Short Equity
Blacklight Power Inc.	12/1/2014	221,520	0.05%	(4)	(4)	(4)
Brookside Capital Partners Fund, L.P. (a)	10/1/2009	91,089	0.02%	0.00%	N/A	(1)
Citadel Global Equities Fund Ltd.	10/1/2012	5,260,840	1.08%	0.22%	N/A	Monthly
Discovery Global Opp Offshore Fund Ltd.	2/1/2013	17,787,736	3.65%	0.22%	N/A	Quarterly
Egerton Long-Short Fund (USD) Ltd.	10/1/2011	15,967,218	3.27%	0.78%	N/A	Monthly

The accompanying notes are an integral part of these consolidated financial statements.
3

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Schedule of Investments (continued)

March 31, 2015

Investment Funds* (continued)	First Acquisition Date	Fair Value**	% of Members’ Capital	% Ownership of Investment Fund***	First Available Redemption Date****	Liquidity*****

Long and/or Short Equity (continued)
Greenlight Qualified Ltd.	1/1/2013	$9,304,930	1.91%	0.82%	N/A	Annually
Hitchwood Capital Fund, Ltd.	10/1/2014	23,645,047	4.85%	1.49%	N/A	Quarterly
Impala Fund Ltd.	1/1/2013	15,484,156	3.18%	1.68%	N/A	Quarterly
Passport Global Strategies III, Ltd.	1/1/2010	11,271	0.00%	0.56%	N/A	(3)
SEG Partners Offshore, Ltd.	3/1/2013	19,847,430	4.07%	1.64%	N/A	Quarterly
Tremblant Ltd.	1/1/2013	21,303,319	4.37%	3.62%	N/A	Quarterly
Viking Global Equities III Ltd.	1/1/2013	8,153,992	1.67%	0.06%	N/A	Monthly

Total Long and/or Short Equity (Cost $110,608,331)		137,078,548	28.12%

Macro/Commodities
Astenbeck Offshore Commodities Fund II Ltd.	2/1/2013	12,300,066	2.52%	1.30%	N/A	Monthly
CC+ Fund Ltd.	7/1/2014	5,310,652	1.09%	1.41%	N/A	Monthly
Discovery Global Macro Fund, Ltd.	1/1/2014	13,023,973	2.67%	0.32%	N/A	Quarterly
Element Capital Feeder Fund Ltd.	4/1/2012	23,442,972	4.81%	0.50%	N/A	Quarterly
Graticule Asia Macro Fund Ltd.	5/1/2013	13,319,806	2.73%	0.43%	N/A	Quarterly
Koppenberg Macro Commodity Fund, Ltd.	1/1/2014	13,825,632	2.84%	1.27%	N/A	Monthly

Total Macro/Commodities (Cost $76,102,660)		81,223,101	16.66%

Multi-Arbitrage
Canyon Balanced Fund Ltd.	1/1/2013	18,604,828	3.82%	1.15%	N/A	Quarterly
Canyon Value Realization Fund Ltd.	12/1/2013	12,812,766	2.63%	0.19%	N/A	Quarterly
Chenavari Multi-Strategy Credit Fund Ltd.	6/1/2013	35,294,884	7.24%	2.42%	5/1/15	Monthly
Citadel Kensington Ltd.	3/1/2013	38,868,039	7.97%	0.44%	N/A	Quarterly
Magnetar Constellation Fund, Ltd.	4/1/2012	18,640,064	3.82%	0.97%	N/A	Quarterly
OZ Domestic Partners, L.P. (a)	1/1/2003	487,308	0.10%	0.05%	N/A	(1)
Prosiris Global Opportunities Ltd.	6/1/2014	20,958,229	4.30%	2.55%	N/A	Quarterly
Stark Investments, L.P. (a)	1/1/2003	274,691	0.06%	0.65%	N/A	(2)
Stark Select Asset Fund LLC	1/1/2010	242,410	0.05%	0.67%	N/A	(3)

Total Multi-Arbitrage (Cost $121,198,942)		146,183,219	29.99%

The accompanying notes are an integral part of these consolidated financial statements.
4

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Schedule of Investments (continued)

March 31, 2015

Total Investments in Investment Funds (Cost $ 418,950,734)	$481,387,737	98.75%

Other Assets, less Liabilities	$6,116,344	1.25%

Members’ Capital	$487,504,081	100.00%

The Master Fund’s (as defined in the Organization note) investments in the Investment Funds shown above, representing 98.75% of Members’ Capital have been fair valued in accordance with procedures established by the Board of Directors of the Master Fund.

The Master Fund’s investments on March 31, 2015 are summarized below based on the investment mandate of each Investment Fund.

Geographic Location	Percent of Investments
Asia	2.77%
Europe	13.49
Global	63.82
United States/Canada	19.92

Total	100.00%

*

Non-income producing investments. The Master Fund’s investments in Investment Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees.

**	See definition in the Portfolio Valuation note.

***	Based on the most recently available information provided by each Investment Fund.

****	From original investment date (excludes side pockets).

*****	Available frequency of redemptions after initial lock-up period.

N/A

Initial lock-up period that has expired prior to March 31, 2015, has a lock-up that expires prior to the next liquidity date, or the Investment Fund did not have an initial lock-up period. However, specific redemption restrictions may apply.

(a)	A portion or all of the Master Fund’s interest in the Investment Fund is held in side pockets which have restricted liquidity.

(1)	All of the Master Fund’s remaining interest in the Investment Fund is held in side pockets.

(2)	The Investment Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner.

(3)	The balance represents the invested capital in a liquidating vehicle created with the intention of liquidating assets in a reasonable manner.

(4)

The Master Fund received shares of a private company, Blacklight Power, Inc., as a full distribution in-kind from Black Bear Fund I, LP effective December 1, 2014. No active market exists for the interest in the private company held by the Master Fund and the Advisor is unable to estimate the holding period of this investment, and as such, this is considered a Level 3 investment.

The accompanying notes are an integral part of these consolidated financial statements.
5

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Statement of Operations

For the Year Ended March 31, 2015

NET INVESTMENT INCOME
Interest income	$1,878

EXPENSES
Advisory fee	5,145,842
Professional fees	440,255
Administration fee	385,029
Board of Directors’ and Fund Officers’ compensation	236,956
Facility fees	215,828
Insurance fees	181,889
Other expenses	126,951

Total expenses	6,732,750

Net investment loss	(6,730,872)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments in Investment Funds	16,368,704
Current income tax benefit	168,249

Net realized gain, net of taxes	16,536,953

Net change in accumulated unrealized appreciation on investments in Investment Funds	13,703,937
Deferred income tax benefit	50,294

Net change in unrealized appreciation, net of taxes	13,754,231

Net realized and unrealized gain on investments	30,291,184

NET INCREASE IN MEMBERS’ CAPITAL RESULTING FROM OPERATIONS	$23,560,312

The accompanying notes are an integral part of these consolidated financial statements.
6

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Statements of Changes in Members’ Capital

Members’ Capital, March 31, 2013	$514,852,001

Members’ subscriptions	34,736,230

Members’ interests repurchased	(84,801,142)

Net decrease in Members’ Capital resulting from capital transactions	(50,064,912)

Net investment loss	(7,229,993)

Net realized gain, net of taxes	16,959,602

Net change in unrealized appreciation, net of taxes	28,237,804

Net increase in Members’ Capital resulting from operations	37,967,413

Members’ Capital, March 31, 2014	502,754,502

Members’ subscriptions	41,029,366

Members’ interests repurchased	(79,840,099)

Net decrease in Members’ Capital resulting from capital transactions	(38,810,733)

Net investment loss	(6,730,872)

Net realized gain, net of taxes	16,536,953

Net change in unrealized appreciation, net of taxes	13,754,231

Net increase in Members’ Capital resulting from operations	23,560,312

Members’ Capital, March 31, 2015	$487,504,081

The accompanying notes are an integral part of these consolidated financial statements.
7

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES

Net increase in Members’ Capital resulting from operations	$23,560,312
Adjustments to reconcile net increase in Members’ Capital resulting from operations to net cash provided by operating activities:
Net change in accumulated unrealized appreciation	(13,703,937)
Net realized gain	(16,368,704)
Purchases of Investment Funds	(89,119,931)
Proceeds from Investment Funds	147,620,999
(Increase)/Decrease in operating assets:
Current income tax benefit receivable	(174,350)
Prepaid expenses	(7,302)
Other assets	833
Increase/(Decrease) in operating liabilities:
Advisory fee payable	(73,611)
Net deferred income tax liability	(50,294)
Professional fees payable	(67,487)
Administration fee payable	7,340
Facility fees payable	4,229
Current income tax payable	(101,720)
Other liabilities	(68,338)

Net cash provided by operating activities	51,458,039

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ subscriptions	34,855,483
Payments for Members’ interests repurchased	(102,367,236)
Proceeds from bank note	29,100,000
Payments on bank note	(29,100,000)

Net cash used in financing activities	(67,511,753)

Net decrease in cash and cash equivalents	(16,053,714)

Cash and cash equivalents at beginning of year	29,198,812

Cash and cash equivalents at end of year	$13,145,098

SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for interest	$75,381

Cash paid during the year for taxes	$107,821

NON CASH ACTIVITY

Members’ in-kind subscriptions	$3,383,883

Members’ in-kind interests repurchased	$3,862,738

In-kind distribution from Investment Fund	$221,520

The accompanying notes are an integral part of these consolidated financial statements.
8

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Financial Highlights

The following represents certain ratios to average Members’ Capital, total return, and other supplemental information for the year indicated:

	Years Ended March 31,
	2015		2014		2013		2012		2011

Ratios to average Members’ Capital:(a)
Net investment loss (b)	(1.33%	)	(1.36%	)	(1.37%	)	(1.32%	)	(1.18%	)

Total expenses	1.33%		1.37%		1.37%		1.32%		1.20%

Total return (c)	4.70%		7.44%		6.78%		(0.54%	)	7.59%

Portfolio turnover rate: (d)	22.24%		32.59%		86.35%	(e)	21.75%		27.82%

Members’ Capital, end of year ($000)	$487,504		$502,755		$514,852		$561,891		$534,491

(a)	Average Members’ Capital is determined by using the net assets as of the first day of the fiscal year and at the end of each month during the period.

(b)

Ratio does not reflect the Master Fund’s proportionate share of the net income (loss) and expenses, including incentive fees or allocations, of the Investment Funds. The Investment Funds’ expense ratios, excluding incentive fees or allocations, range from 0.29% to 9.50% (unaudited). The Investment Funds’ incentive fees or allocations can be up to 25% of profits earned (unaudited).

(c)

Total return assumes a purchase of an interest in the Master Fund on the first day and a sale of an interest on the last day of the period and is calculated using geometrically linked monthly returns. An individual Member’s return may vary from these returns based on the timing of Member subscriptions and redemptions.

(d)	The ratio excludes in-kind transactions.

(e)	The ratio calculation reflects the transition of the Master Fund domestic limited partnership limited vehicles to offshore corporations, or similar vehicles as discussed in Note 1.

The accompanying notes are an integral part of these consolidated financial statements.
9

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2015

1.	Organization

Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company. The Master Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies”. The Master Fund commenced operations on January 1, 2003 and has many of the features of a private investment fund.

The Master Fund’s primary investment objectives are to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets. The Master Fund pursues its investment objectives principally through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Investment Funds”), managed by a select group of alternative asset managers (“Investment Managers”). The Master Fund seeks diversification by investing in Investment Funds that (i) pursue non-traditional investment strategies and (ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. The Master Fund invests in the Investment Funds as a limited partner, member or shareholder, along with other investors and generally invests in between 25 and 50 Investment Funds. It is expected that the Investment Funds in which the Master Fund invests will not be registered under the 1940 Act. There can be no assurance that the investment objectives of the Master Fund will be achieved.

The Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “TI 1 Fund”), Grosvenor Registered Multi-Strategy Fund (TI 2), LLC (the “TI 2 Fund”) and Grosvenor Registered Multi-Strategy Fund (W), LLC (the “W Fund”) are each a Delaware limited liability company that is registered under the 1940 Act as a closed-end, diversified, management investment company. The TI 1 Fund, the TI 2 Fund and the W Fund, (collectively, the “Feeder Funds” or the Master Fund’s “Members”), pursue their investment objectives by investing substantially all of their assets in the Master Fund. The Feeder Funds have the same investment objectives and substantially the same investment policies as the Master Fund (except that the Feeder Funds pursue their investment objectives by investing in the Master Fund).

On January 1, 2013, the Master Fund transferred certain investments in exchange for membership interests in the GRF Domestic Sub-Fund, LLC (the “Sub-Fund”), a Delaware limited liability company, with the same investment adviser as the Master Fund. The aggregate book cost basis and fair value of those investments that were transferred to the Sub-Fund were $43,445,078 and $44,583,297, respectively. No realized gain or loss was recognized by the Master Fund as a result of the transfer. The Sub-Fund then became a wholly owned subsidiary of the Master Fund.

Effective January 1, 2013, the TI 1 and TI 2 Funds have made the election to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986 (i.e., a 1099-issuing “RIC”) as opposed to a partnership issuing a Schedule K-1. For tax and regulatory reasons related to such

10

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

1.	Organization (continued)

an election, the Master Fund has transitioned its investments previously held in underlying Investment Funds organized as domestic limited partnership vehicles, excluding those transferred to the aforementioned Sub-Fund, to Investment Funds organized as offshore corporations or similar vehicles.

Grosvenor Capital Management L.P., (the “Adviser” or “Grosvenor”) serves as the investment adviser of the Master Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is responsible for the day-to-day operations of the Master Fund. Pursuant to an investment advisory agreement between the Master Fund and the Adviser, the Adviser is responsible for providing all portfolio management and investment advisory services for the Master Fund. The Adviser is subject to oversight by the Board of Directors of the Master Fund (the “Board”).

The Board has overall responsibility to manage and supervise the operations of the Master Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Master Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund as customarily exercised by directors of a typical investment company registered under the 1940 Act and organized as a corporation.

BNY Mellon Investment Servicing Trust Company provides custodial services for the Master Fund. BNY Mellon Investment Servicing (U.S.) Inc. serves as administrator and accounting agent to the Master Fund and in that capacity provides certain accounting, record keeping, investor related services, and regulatory administrative services.

As of March 31, 2015, the TI 1 Fund’s ownership of the Master Fund’s Members’ Capital was 73.29%, the TI 2 Fund’s ownership of the Master Fund’s Members’ Capital was 24.64% and the W Fund’s ownership of the Master Fund’s Members’ Capital was 2.07%.

Interests in the Master Fund (“Interests”) are generally offered only to the Feeder Funds, and subscriptions for Interests may be accepted as of the first day of each month or at such times as the Board may determine. The Master Fund may, from time to time, offer to repurchase Interests from its Members pursuant to written tenders by Members. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the Master Fund’s assets and other factors considered by the Board. The Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Interests from Members four times each year, effective as of the last day of each calendar quarter. Members can only transfer or assign Interests under certain limited circumstances.

11

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

2.	Summary of Significant Accounting Policies

a.	Basis of Consolidation

The accompanying consolidated financial statements include the accounts of the Sub-Fund, which was established to primarily hold and manage certain illiquid Investment Funds. As of March 31, 2015, the Master Fund owns 100% of the Sub-Fund. The Master Fund’s pro rata share of its investment in the Sub-Fund, including the results of its operations, has been consolidated and all intercompany accounts and transactions have been eliminated in consolidation.

b.	Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying consolidated notes. Management believes that the estimates utilized in preparing the Master Fund’s consolidated financial statements are reasonable and prudent; however, the actual results could differ from these estimates.

c.	Master Fund Expenses

The Master Fund bears certain expenses incurred in its business, including, but not limited to, the following: fees paid directly or indirectly to the Investment Managers and general operating expenses of the Investment Funds; all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account; legal fees; accounting and auditing fees; custodial fees; fees paid to the Master Fund’s administrator; costs of insurance; advisory fees; advisory out-of-pocket fees; the fees and travel expenses and other expenses of the Board; all costs with respect to communications regarding the Master Fund’s transactions between the Adviser and any custodian or other agent engaged by the Master Fund; and other types of expenses approved by the Board. Expenses, including incentive fees or allocations, of the underlying Investment Funds are not included in expenses reported on the Consolidated Statement of Operations as the effect of these expenses is recognized in realized and unrealized gains and losses.

d.	Income Taxes

Tax Asset/Liability and Benefit/Expense

On January 1, 2013, investments in Investment Funds with an aggregate fair value of $44,583,297 and an estimated tax cost of $44,182,226 were transferred from the Master Fund to the Sub-Fund in exchange for interests in the Sub-Fund. The Sub-Fund retained the tax cost of the investments so transferred. The $401,071 excess of fair value over tax cost of the Investment Funds transferred represented a contributed gain, which taken at applicable tax rates resulted in a deferred tax liability at the effective date of the

12

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

2.	Summary of Significant Accounting Policies (continued)

d.	Income Taxes (continued)

transfer. The Master Fund’s basis in the Sub-Fund was limited to the value of the investments transferred. The Sub-Fund is wholly owned by the Master Fund and had no assets, liabilities or operations prior to January 1, 2013.

The Sub-Fund does not intend to qualify as a RIC pursuant to Subchapter M of the Internal Revenue Code, but will be taxed as a corporation. As a corporation, the Sub-Fund will be obligated to pay federal, state and local income tax on taxable income.

As part of the process of preparing its consolidated financial statements, the Master Fund is required to account for the Sub-Fund’s estimate of income taxes for federal and state purposes through the establishment of a deferred tax asset or liability. The Sub-Fund’s tax expense or benefit is consolidated into the Master Fund’s Consolidated Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets for financial reporting purposes and the amounts used for income tax purposes.

Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. From time to time, as new information becomes available, the Sub-Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

The timing of realization of gains and losses by the Investment Funds could have a positive or adverse impact on the Sub-Fund’s income tax provision, and such impact could be material. The Sub-Fund’s policy is to estimate the deferred portion of net realized income for the current period based on operating expenses incurred directly and indirectly by the Sub-Fund, and to estimate the capital gains or losses attributable to known Investment Fund realizations made during the fiscal period that have not yet been recognized for tax purposes.

13

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

2.	Summary of Significant Accounting Policies (continued)

d.	Income Taxes (continued)

The net income tax expense/(benefit) for the Sub-Fund for the year ended March 31, 2015 are as follows:

Current Expense/(Benefit)
Federal	$(134,435)
State	(33,814)

Total Current Expense/(Benefit)	(168,249)

Deferred Expense/(Benefit)
Federal	(38,313)
State	(11,981)

Total Deferred Expense/(Benefit)	(50,294)

Total Expense/(Benefit)	$(218,543)

Components of the Sub-Fund’s deferred income tax assets and liabilities as of March 31, 2015 are as follows:

Deferred Income Tax Asset
Excess of tax basis over book value	$625,019
Valuation allowance	-

Net deferred income tax asset	$625,019

Deferred Income Tax Liability

Excess of value over tax basis	$(1,257,110)

Due to the Sub-Fund’s net deferred income tax liability in the amount of $632,091 as of March 31, 2015, the Sub-Fund’s ability to offset future realized losses on full disposition of Investment Funds in an unrealized loss position for tax purposes as of March 31, 2015 against future realized gains on full disposition of other Investment Funds in an unrealized gain position for tax purposes as of March 31, 2015 reduces the likelihood that the aggregate deferred income tax asset will expire without being realized by the Sub-Fund. As such, no valuation allowance has been recorded by the Sub-Fund or reflected in the Master Fund’s consolidated financial statements as of March 31, 2015. To the extent that the Sub-Fund’s net deferred income tax liability approaches zero or becomes a net deferred income tax asset, the need to apply a valuation allowance will be re-evaluated.

There were no deferred tax assets or liabilities of the Master Fund other than those from the Sub-Fund.

14

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

2.	Summary of Significant Accounting Policies (continued)

d.	Income Taxes (continued)

Total income tax expense/(benefit) differs from the amount computed by applying the federal statutory rate of 34% and a net state rate of 5.12% to net investment income (loss) and realized and unrealized gains (losses) on investments before taxes for the year ended March 31, 2015 as follows:

Components of Income Tax Expense/(Benefit)
Computed estimated federal income tax benefit	$(172,748)
State income tax, estimated net of federal tax benefit	(45,795)

Total estimated income tax benefit	$(218,543)

Tax Cost Basis

The tax cost of Investment Funds as of October 31, 2014, the Master Fund’s tax year end, takes into consideration Qualified Electing Fund elections previously made by the Master Fund. Sub-Fund takes into consideration the actual tax cost of each partnership investment transferred into the Sub-Fund on January 1, 2013 plus subsequent contributions and redemptions for tax purposes. Accordingly, the actual tax cost of investments for federal income tax purposes may be different than the GAAP amounts.

As of March 31, 2015, the cost and unrealized appreciation (depreciation) of the Investment Funds and the Sub-Fund held by the Master Fund, as determined considering tax adjustments as of October 31, 2014, were as follows:

	Investment Funds	Sub-Fund
Tax Basis of Investments	$408,391,708	$5,586,401

Gross Unrealized Appreciation	$70,654,031	$2,822,742
Gross Unrealized Depreciation	(3,996,100)	-

Net Unrealized Appreciation/(Depreciation)	$66,657,931	$2,822,742

The cost of investments in Investment Funds attributable to investments held directly by the Master Fund shown above excludes the cost of the Master Fund’s investment in the Sub-Fund. The Master Fund’s policy of determining the Sub-Fund tax cost is to calculate using the tax basis of the corporation and not the tax cost basis of the individual investment fund holdings of the Sub-Fund.

15

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

2.	Summary of Significant Accounting Policies (continued)

d.	Income Taxes (continued)

Uncertain Tax Positions

The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires management to determine whether a tax position of the Master Fund is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the “more likely than not” threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management of the Master Fund is required to analyze tax positions expected to be taken in the Master Fund and Sub-Fund’s tax returns, as defined by statutes of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.

For all open tax years and all major tax jurisdictions, management of the Master Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). For the Sub-Fund, its federal tax return dating back to its January 1, 2013 inception remains subject to examination by the Internal Revenue Service. Neither the Master Fund nor the Sub-Fund have any examinations in progress and management is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Master Fund and Sub-Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Consolidated Statement of Operations. As of March 31, 2015, the Master Fund did not have a liability for any federal income taxes owed with respect to tax years ending on or before October 31, 2014. The Master Fund and Sub-Fund have reviewed all major jurisdictions and concluded that there is no impact on the Master Fund’s or Sub-Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on its tax returns.

e.	Security Transactions

Purchases of investments in the Investment Funds are recorded as of the first day of legal ownership of an Investment Fund and redemptions from the Investment Funds are recorded as of the last day of legal ownership. Realized gains or losses on investments in the Investment Funds are recorded at the time of the disposition of the respective investment based on specific identification.

16

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

2.	Summary of Significant Accounting Policies (continued)

f.	Other

Net investment income or loss and net realized and unrealized gain or loss from investments of the Master Fund for each month are allocated between, and credited to or debited against, the capital accounts of Members as of the last day of the month in accordance with each Member’s respective investment percentage for the month, as defined in the Master Fund’s operating agreement (the “Operating Agreement”).

In accordance with the authoritative guidance on distinguishing liabilities from capital, repurchases are recognized as liabilities when the dollar amount requested in the repurchase notice becomes fixed, which generally occurs on the last day of the fiscal year. As a result, repurchases paid after the end of the year, but based upon fixed amounts as of March 31, 2015, are reflected as repurchase of Members’ Interests payable on the Consolidated Statement of Assets, Liabilities and Members’ Capital at March 31, 2015.

The Master Fund pays a monthly fee to the custodian and the administrator based primarily upon month-end Members’ Capital.

Cash and cash equivalents represent cash in banks, short-term investments with original maturities of three months or less at the time of acquisition and money market funds. In circumstances when Federal Deposit Insurance Corporation insured limits are exceeded, the risk of default depends on the creditworthiness of the counterparties to each of these transactions. Through March 31, 2015, the Master Fund has not experienced any losses in such accounts and the Adviser monitors the creditworthiness of the counterparties in an attempt to mitigate risk of loss. Money market funds are managed in a way to preserve a stable value of USD 1.00 per share; however, there is no guarantee that the value will not drop below USD 1.00 per share.

The Master Fund may receive an in-kind distribution in exchange for its interest in an Investment Fund managed by an investment manager. These transactions are executed based on the fair value of the Investment Fund on the trade date and do not result in a movement of cash between the Investment Fund and the Master Fund. These transactions are included as a supplemental disclosure on the Consolidated Statement of Cash Flows as an In-kind distribution from Investment Fund. Any gain or loss associated with these transactions is recognized as a component of Net realized gain (loss) on redemptions from Investment Funds on the Consolidated Statement of Operations.

g.	Recently Issued Accounting Guidance

In May 2015, the FASB issued Accounting Standards Update (ASU No. 2015-07, Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)) which amends disclosure requirements of Accounting Standards Codification Topic 820, Fair Value Measurement, for reporting entities that measure the fair value of an investment using the net asset value per share (or its equivalent) as a practical expedient to determining fair value. The amendments remove the requirement to

17

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

2.	Summary of Significant Accounting Policies (continued)

g.	Recently Issued Accounting Guidance (continued)

categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient, and also removes the requirements to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for the Master Fund’s fiscal years beginning after December 15, 2016 and interim periods within those fiscal years, with early adoption permitted. The Adviser has elected to early adopt the provisions of ASU 2015-07 for the year ended March 31, 2015.

3.	Portfolio Valuation

The Net Asset Value (“NAV”) of the Master Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of each fiscal period, in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to policies established by the Board. Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the investments in the Investment Funds subject to the oversight by the Board.

The Board has approved procedures pursuant to which the Master Fund will value its investments in Investment Funds at fair value, generally at an amount equal to the NAV of the Master Fund’s investment in the Investment Funds as determined by Investment Fund’s general partner or investment manager. If no such information is available, or if such information is deemed to not be reflective of fair value by the Adviser, an estimated fair value is determined in good faith by the Adviser pursuant to the Master Fund’s valuation procedures. Generally, the NAVs of the investments in the Investment Funds are determined whereby the Master Fund records the investment and subsequent subscriptions at its acquisition cost, which represents its fair value at the time of subscription. The investment is adjusted to reflect the Master Fund’s share of net investment income or loss and unrealized and realized gain or loss that reflects the changes in the fair value of the investment for the period.

The Investment Funds record their investments at fair value in accordance with GAAP or International Financial Reporting Standards. The Investment Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid non-marketable securities and derivatives that are valued at estimated fair value. Accordingly, valuations do not necessarily represent the amounts that might be realized from the sale or other dispositions of investments, nor do they reflect other expenses or fees that might be incurred upon disposition. The mix and concentration of more readily marketable securities and less liquid non-marketable securities varies across the Investment Funds based on various factors, including the nature of their investment strategy and market forces.

18

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

3.	Portfolio Valuation (continued)

Because of the inherent uncertainty of valuations of the investments in the Investment Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Investment Funds existed, and the differences could be material. Net change in accumulated unrealized appreciation on investments in Investment Funds in the Consolidated Statement of Operations is net of fees and performance-based compensation payable to the investment managers of the Investment Funds.

The Master Fund holds an investment in a private company (“Private Company”) which is carried at fair value as determined by the Adviser and consistent with the valuation policy approved by the Board. Generally, the Adviser’s procedures used to determine fair value for this investment consider significant developments affecting the Private Company, such as material changes in the business, subsequent rounds of investments, etc. Although the Adviser uses its best judgment in estimating the fair value of the Private Company, there are inherent limitations in any estimation technique. The fair value estimates presented herein are not necessarily indicative of an amount the Master Fund could realize in a current transaction. Future events will also affect the estimates of fair value and the effect of such events on the estimates of fair value, including the ultimate liquidation of the Private Company, could be material to the consolidated financial statements. Because of the inherent uncertainty of valuations, values estimated by the Adviser may differ significantly from the values that would have been used had a ready market for the securities existed. The differences could be material to the consolidated financial statements. No active market exists for the interest in the Private Company held by the Master Fund and management is unable to estimate the holding period of this investment, and as such, this is considered a Level 3 investment. As of March 31, 2015, the Private Company is valued based on recent transactions in the same or similar instruments.

Some of the Investment Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities (“side pockets”) may be subject to additional restrictions of liquidity that are stricter than the liquidity restrictions applicable to general interests in the Investment Fund. If the Master Fund withdraws its interest from such an Investment Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Investment Fund. In instances, where such an Investment Fund closes its operations, the Master Fund may receive an “in-kind” distribution of a side pocket’s holdings in liquidation of its entire interest in the Investment Fund. The value of side pockets may fluctuate significantly. As of March 31, 2015, the Master Fund’s investments in side pockets and special liquidating vehicles represented 1.32% of the Master Fund’s net assets. Additionally, the governing documents of the Investment Funds generally provide that the Investment Funds may suspend, limit or delay the right of their investors, such as the Master Fund, to withdraw capital. The primary restrictions applicable to individual Investment Funds as of March 31, 2015 are described in detail on the Master Fund’s Consolidated Schedule of Investments.

19

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

3.	Portfolio Valuation (continued)

The Master Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. In accordance with ASU 2015-07, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. For the remainder of the portfolio, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;
•	Level 2 - Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
•	Level 3 - Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The Master Fund applies the authoritative guidance under GAAP for estimating the fair value of investments in the Investment Funds that have calculated their NAVs in accordance with the specialized accounting guidance for investment companies. Accordingly, the Master Fund estimates the fair value of an investment in an Investment Fund using the NAV of the investment (or its equivalent) without further adjustment unless the Adviser determines that the NAV is deemed to be not reflective of the fair value.

Investments may be classified as Level 2 when market information is available, yet the investment is not traded in an active market and/or the investment is subject to transfer restrictions, or the valuation is adjusted to reflect illiquidity and/or non-transferability.

When observable prices are not available for these investments, the Master Fund uses the market approach, as defined in the authoritative guidance on fair value measurements, to evaluate the fair value of such Level 3 instruments.

In accordance with these valuation policies, the Adviser utilizes certain quantitative analytical reports generated by its proprietary risk management software to test and refine their judgment regarding: (i) their selection of Investment Funds for the Master Fund and (ii) the amount of assets to be allocated to each such Investment Fund. Such reports are designed to enable the Adviser to evaluate the risk and return characteristics of proposed alternative allocations to particular Investment Funds. Such reports currently consist of historical simulation analyses, historical simulation stress test analyses, forward-looking analyses, look-through exposure analyses and portfolio liquidity analyses.

20

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

3.	Portfolio Valuation (continued)

Certain personnel within the Adviser are responsible for staying abreast of market developments affecting specific investment strategies and communicating their findings to the investment committee. The investment committee reviews such findings to determine whether particular investment strategies continue to be appropriate. The investment committee may determine to add or terminate a strategy based on any number of factors, such as: (i) a better alternative for investing the capital invested in such strategy; (ii) a change in the expectations for the strategy; (iii) a manager specific event at the Investment Fund; or (iv) a change in the investment or economic environment.

The Adviser monitors certain aspects of Investment Fund performance, stays abreast of current developments affecting Investment Funds and stays in frequent communication with investment managers of Investment Funds to review the performance of the Investment Funds managed by such Investment Managers and to discuss such Investment Managers’ investment outlook.

The Adviser obtains certain exposure-level information that enables the analysis of various strategies, markets and sectors on a “look-through” basis. Although the Adviser does not require that Investment Funds provide position-level transparency, Investment Managers of Investment Funds typically provide summary-level risk statistics with respect to the invested positions and risk profile of their Investment Funds. Included in these statistics is information related to the Investment Fund’s long, short, gross, and net position by strategy, leverage and geographic exposure. The information set provided by Investment Managers of Investment Funds varies depending upon their strategy focus and investment style. These summary-level risk statistics are augmented through on-going conversations with the investment managers of the Investment Funds and, together, are intended to provide an overall view of the Investment Fund’s risk exposure.

When the Adviser believes that making an adjustment to the reported net asset value (or its equivalent) is more representative of the fair value of Investment Fund investments the Adviser in its discretion will make such an adjustment according to Grosvenor’s formal policies and procedures subject to Board approval. In accordance with the Master Fund’s valuation policy and subject to Board approval, the Adviser may also in its discretion utilize other valuation inputs, such as liquidation value, to determine the fair value of liquidating Investment Fund holdings. As of March 31, 2015, approximately 0.31% of the investments in Investment Funds (approximately 86.78% of investments classified in Level 3 of the fair value hierarchy) were fair valued using such approach.

21

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

3.	Portfolio Valuation (continued)

The following table sets forth information about the level within the fair value hierarchy at which the Investment Fund investments are measured at March 31, 2015, excluding the Investment Fund investments for which ASU 2015-07 is applicable:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Fair Value at March 31, 2015
Investment Funds
Distressed	$–	$–	$1,453,943	$1,453,943
Long and/or Short Equity	–	–	221,520	221,520
Total Investment Funds in fair value hierarchy	–	–	1,675,463	1,675,463
Investment Funds measured at net asset value*				479,712,274
Total Investment Funds	$–	$–	$1,675,463	$481,387,737

*  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statement of Assets, Liabilities and Members’ Capital.

The level classifications in the table above may not be indicative of the risk associated with the investment in each Investment Fund.

The Master Fund recognizes transfers into and out of the levels indicated above on the actual date of the event or change in circumstances that caused the transfer. All transfers into and out of Level 2 and Level 3 can be found in the Level 3 reconciliation table shown below. There were no transfers between Level 1 and Level 2 for the year ended March 31, 2015.

22

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

3.	Portfolio Valuation (continued)

The following table includes a roll-forward of the amounts for the year ended March 31, 2015 for the investments classified within Level 3. The classification of an investment within Level 3 is based on the significance of the unobservable inputs to the overall fair value measurement.

	Balance as of March 31, 2014**	Purchases	Sales	Net realized gain / (loss)	Net change in unrealized appreciation / depreciation	Balance as of March 31, 2015
Distressed	$1,555,389	$–	$(142,645)	$(796,340)	$837,539	$1,453,943
Long and/or Short Equity	–	221,520	–	–	–	221,520
Total	$1,555,389	$221,520	$(142,645)	$(796,340)	$837,539	$1,675,463

  ** Balances as of March 31, 2014 represent updated balances after application of ASU 2015-07 as described in Note 2.g.

The net realized and unrealized gains (losses) in the table above are reflected in the accompanying Consolidated Statement of Operations. Net change in unrealized appreciation for the year ended March 31, 2015 for Level 3 investments held by the Master Fund as of March 31, 2015 was an increase of $837,539 as shown in the table below:

Investments in Investment Funds	Net change in unrealized appreciation
Distressed	$ 837,539

As previously referenced in Note 2.g., the Master Fund follows authoritative guidance that permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV for the investment. In using the NAV, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

23

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

3.	Portfolio Valuation (continued)

The Master Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has determined that the NAV, as calculated by the reporting entity, generally represents the fair value of the investments. A listing of the investments held by the Master Fund and their attributes as of March 31, 2015, that may qualify for these valuations are shown in the table below.

Investment Category	Fair Value	Redemption Frequency	Notice Period	Redemption Restrictions and Terms*
				0-2 years.
Distressed (a)	$35,128,325	Quarterly - Bi-annually	60 - 93 Days	Side pocket & liquidating vehicle arrangements exist for 13%** of the Investment Funds.

				0-1 year.
Event Driven (b)	$81,774,544	Quarterly	30 - 90 Days	Side pocket & liquidating vehicle arrangements exist for 1%** of the Investment Funds.

				0-2 years.
Long and/or Short Equity (c)	$137,078,548	Monthly - Annually	30 - 75 Days	Side pocket & liquidating vehicle arrangements exist for less than 1%** of the Investment Funds.

Macro/Commodities (d)	$81,223,101	Monthly - Quarterly	30 - 90 Days	0-1 year.

				0-2 years.
Multi-Arbitrage (e)	$146,183,219	Monthly - Quarterly	45 - 93 Days	Side pocket & liquidating vehicle arrangements exist for 1%** of the Investment Funds.

*

The information summarized in the table above represents the general terms of the specific asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in constituent documents, to modify and waive such terms.

**	Reflects the fair value of investments in each respective investment category.

The Master Fund’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security, and for the Investment Funds, would generally be the NAV as provided by the Investment Fund or its administrator. For each of the investment categories below, the fair value of the Investment Funds has been estimated based upon the NAV of the Investment Funds, subject to adjustments by the Adviser if deemed necessary.

24

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

3.	Portfolio Valuation (continued)

(a) Distressed Securities This investment category includes the Investment Funds that invest in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and subperforming bank loans, and emerging market debt.

(b) Event Driven This investment category includes the Investment Funds that take significant positions in companies with special situations, including distressed stocks, mergers and takeovers.

(c) Long and/or Short Equities This investment category includes the Investment Funds that make long and short investments in equity securities that are deemed by the Investment Managers to be under or overvalued. The Investment Managers typically do not attempt to neutralize the amount of long and short positions.

(d) Macro/Commodities This investment category includes the Investment Funds that invest in a variety of instruments including global currencies, interest rates, sovereign debt and commodities based on an analysis of many broad factors including: global monetary and trade policy, geopolitical events, supply and demand, global investor sentiment and various technical factors.

(e) Multi-Arbitrage This investment category includes the Investment Funds that seek to exploit price differences of identical or similar financial instruments, on different markets or in different forms by simultaneously purchasing and selling an asset in order to profit from the difference.

As of March 31, 2015, the Master Fund had investments in 44 Investment Funds. The Master Fund, as an investor in these Investment Funds is charged management fees of up to 3% (per annum) of the NAV of its ownership interests in the Investment Funds, as well as incentive fees or allocations of up to 25% of net profits earned that are attributable to the Master Fund’s ownership interests in such Investment Funds. The Master Fund also generally bears a pro rata share of the other expenses of each Investment Fund in which it invests. Total expenses, including incentive fees or allocations, for the year ended March 31, 2015, ranged from approximately 0.29% to 12.95% of the Master Fund’s average invested capital in each Investment Fund. Incentive fees or allocations ranged from approximately 0% to 6.01% of the Master Fund’s average invested capital in each Investment Fund. These ratios may vary over time depending on the allocation of the Master Fund’s assets among the Investment Funds and the actual expenses and investment performance of the Investment Funds. The ranges were not audited by the Master Fund’s independent registered public accounting firm.

For the year ended March 31, 2015, aggregate purchases and sales of the Investment Funds amounted to $109,541,451 and $125,047,191, respectively.

25

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

4.	Capital Commitments of the Master Fund to the Investment Funds

As of March 31, 2015, the Master Fund had no unfunded capital commitments to the Investment Funds.

5.	Credit Facility

The Master Fund may borrow from time to time on a short-term basis for liquidity purposes and has established a committed U.S. Dollar denomination credit facility (the “Facility”) with one financial institution. The Facility is shared with several other affiliated funds which are managed by the Adviser and will terminate on August 18, 2015. The Facility contains annual renewal provisions. Under the terms of the Facility, the Master Fund may draw up to $28,000,000 of the net asset value of the Master Fund subject to a combined maximum amount of $325,000,000. The Facility is subject to annual fees related to any unused portion of the Facility which are allocated based on the amount available to the Master Fund. Under the terms of the Facility, the Master Fund is subject to, among other things, Investment Fund liquidity tests and Investment Fund concentration tests. In the event that the Master Fund breaches certain of the liquidity and concentration covenants, the Master Fund’s ability to borrow is reduced. Facility fees payable, as reflected on the Consolidated Statement of Assets, Liabilities and Members’ Capital, represents unused borrowing under the Facility which accrues and compounds interest daily based on the base rate of the financial institution plus a spread. As of March 31, 2015, the Master Fund has no outstanding line of credit payable. During the year ended March 31, 2015, the Master Fund had average outstanding borrowings of $1,418,904 with an average interest rate of 5.25%. Maximum borrowing during that period was $26,000,000 which was outstanding for 35 days.

6.	Advisory Fee

Pursuant to the terms of the advisory agreement between the Master Fund and the Adviser, the Master Fund pays the Adviser a monthly fee at an annual rate of 1.00% (the “Advisory Fee”) based on the Master Fund’s net assets determined as of the last business day of each month before taking into consideration the Advisory Fee. For the year ended March 31, 2015, the Advisory Fee was $5,145,842. The Adviser is also reimbursed by the Master Fund for out-of-pocket expenses incurred by the Adviser related to the Master Fund, up to an annual limit of $25,000.

7.	Related Party Transactions and Other

The Board is made up of six Board members, five of whom are not “interested persons”, as defined by the 1940 Act, (the “Independent Directors”). The Independent Directors each receive annual compensation in the amount of $40,000 for their services to both the Master Fund and the Feeder Funds. All compensation to the Independent Directors and certain Fund Officers is paid by the Master Fund and allocated pro-rata to the Feeder Funds. All Independent Directors may be reimbursed for out-of-pocket expenses of attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Independent Directors. The Master Fund incurred $236,956 of Independent Directors’ and Fund Officers’ Compensation fees for the year ended March 31, 2015,

26

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

7.	Related Party Transactions and Other (continued)

of which none was payable as of March 31, 2015. The total fees and expenses (including compensation) of the Independent Directors and applicable Fund Officers are shown on the Master Fund’s Consolidated Statement of Operations. Non-cash activity as shown in the Consolidated Statement of Cash Flows represents exchange of a Members’ Interests between the TI 1 Fund and W Fund.

8.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk or Liquidity Risks

In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and may enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling, writing option contracts, equity swaps. However, as a result of the investments by the Master Fund as a limited partner, member or shareholder, the Master Fund’s liability with respect to its investments in the Investment Funds is generally limited to the NAV of its interest in each Investment Fund.

Because the Master Fund is a closed-end investment company, Interests are not redeemable at the option of Members and are not exchangeable for interests of any other fund. Although the Board in its discretion may cause the Master Fund to offer from time to time to repurchase Interests at the Members’ capital account value, Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase Interests by the Master Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding Interests. Because the Master Fund’s investments in Investment Funds themselves have limited liquidity, the Master Fund may not be able to fund significant repurchases. Members whose Interests are accepted for repurchase also bear the risk that the Master Fund’s members’ capital account value may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Interests are valued for the purpose of repurchase.

As described in the footnotes of the Master Fund’s Consolidated Schedule of Investments and in Note 3, some Investment Funds have suspended or restricted withdrawals of capital, which increases the liquidity risk for the Master Fund. Liquidity risk is the risk that the Master Fund will encounter difficulty in meeting obligations associated with financial liabilities. Among other things, liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or to withdraw capital from the Investment Funds, or unforeseen outflows of cash to meet tender demands. This situation may arise due to circumstances outside of the Master Fund’s control, such as a general market disruption or an operational issue affecting the Master Fund or third parties, including the Investment Funds. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.

27

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2015

8.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk or Liquidity Risks (continued)

The Master Fund’s capital investment in the Investment Funds can be withdrawn on a limited basis. As a result, the Master Fund may not be able to liquidate quickly some of its investments in the Investment Funds in order to meet liquidity requirements or respond to market events.

There are a number of other risks to the Master Fund. Three principal types of risk that can adversely affect the Master Fund’s investment approach are market risk, strategy risk, and manager risk. The Master Fund also is subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, lack of diversification, and other risks for the Master Fund and potentially for each Investment Fund.

9.	Guarantees

Under the Master Fund’s organizational documents, its Independent Directors and fund officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss due to these warranties and indemnities to be remote.

10.	Subsequent Events

The Master Fund has evaluated all subsequent events through the date that the audited consolidated financial statements were issued and noted no material events requiring disclosure.

28

ITEM 2 – CODE OF ETHICS

The Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved and no waivers were granted to this code of ethics during the period covered by this report.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board has determined that each of Alan Brott and Brian P. Gallagher, both of whom are members of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Messrs. Brott and Gallagher are each deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed for the fiscal years ended March 31, 2015 and March 31, 2014 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,300 and $25,050, respectively. Audit fees include certain agreed-upon procedures performed for semi-annual shareholder reports and technical research on accounting and disclosure matters.

(b)	Audit-Related Fees

The aggregate fees billed for the fiscal years ended March 31, 2015 and March 31, 2014 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $5,500 and $0, respectively.

(c)	Tax Fees

The aggregate fees billed for the fiscal years ended March 31, 2015 and March 31, 2014 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $11,667 and $16,500, respectively.

(d)	All Other Fees

The aggregate fees billed for the fiscal years ended March 31, 2015 and March 31, 2014 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee has delegated to its Chairman the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. The Audit Committee Chairman is required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would consider at that meeting whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years ended March 31, 2015 and March 31, 2014 was zero.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The amount of non-audit fees that were billed by the Registrant’s principal accountant for services rendered to: (i) the Registrant, and (ii) the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2015, were $17,167 and $701,655, respectively.

The amount of non-audit fees that were billed by the Registrant’s principal accountant for services rendered to: (i) the Registrant, and (ii) the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2014, were $16,500 and $2,282,764, respectively.

(h)

The Registrant’s Audit Committee of the Board has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – INVESTMENTS

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Substantially all of the assets of the Registrant are invested in Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”). Each the Registrant and the Master Fund has delegated to Grosvenor Capital Management, L.P. (“GCMLP” or the “Firm”) the responsibility to vote proxies related to portfolio securities.

Background

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, requires an SEC-registered investment adviser like GCMLP to implement proxy voting policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients.

Pursuant to Rule 206(4)-6, GCMLP has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) that have been designed to ensure that GCMLP votes proxies in the best interests of its clients.

When GCMLP is Requested to Respond to Proxy Requests

The most common scenarios in which GCMLP is requested to respond to proxy requests relating to securities held by one or more client accounts, including the Registrant and/or the Master Fund, are as follows:

•

GCMLP exercises investment discretion over such client accounts and is requested by the investment manager (“Investment Manager”) of an underlying investment fund in which such client accounts invest (“Investment Fund”) to vote limited partnership interests, limited liability company interests, shares or similar equity interests in such Investment Fund.

•

A client who invests in an account over which GCMLP does not exercise investment discretion is requested by the Investment Manager of an Investment Fund in which such account invests to vote limited partnership interests, limited liability company interests, shares or similar equity interests in such Investment Fund, and such client in turn requests GCMLP to make a recommendation as to how such client should respond to such request.

In rare cases, GCMLP may be requested to vote on (or make recommendations to clients as to how to vote on) matters relating to Fee Sharing Agreements (as defined in Section 8 of this report under the heading “CONFLICTS OF INTEREST”) and ancillary investments.

For purposes of convenience, a request by an Investment Manager or other party (other than a client) to vote a security held by a client account, or to vote on any matter (or consent to any action) relating to a Fee Sharing Agreement, is referred to below as a “Proxy Request.”

Material Proposals and Immaterial Proposals

GCMLP divides Proxy Requests into two general categories, those relating to “Immaterial Proposals” and those relating to “Material Proposals.”

GCMLP defines an “Immaterial Proposal” as a proposal that, if adopted, would not, in GCMLP’s reasonable judgment, either:

•

be reasonably likely to have a material adverse effect on the relevant client account(s) (e.g., a proposal to approve a change in the name of an Investment Fund, to approve an Investment Fund’s previous year’s audited financial statements, to approve an Investment Fund’s appointment of independent auditors, to elect new directors of an Investment Fund, etc.); or

•	materially adversely change the terms on which future investments may be made by one or more of GCMLP’s client accounts.

In other words, a proposal that, if adopted, would change any one or more terms in a manner that is favorable, or not materially adverse, to existing or future client accounts, is an Immaterial Proposal.

GCMLP defines a “Material Proposal” as a proposal that is not an Immaterial Proposal (i.e., a Material Proposal is a proposal that, if adopted, would, in GCMLP’s reasonable judgment, either:

•	be reasonably likely to have a material adverse effect on the relevant client account(s); or

•	materially adversely change the terms on which future investments may be made by one or more client accounts).

Determining What Action Should Be Taken in Response to a Proxy Request

Upon receiving a Proxy Request containing an Immaterial Proposal or a Material Proposal:

•

the investment professional whom GCMLP has designated as the proxy principal with respect to the Investment Manager or securities in question (“Proxy Principal”) must determine whether favorable action on such Proposal would be consistent with:

¡	the investment objective(s), policies and restrictions of the relevant client account(s); and

¡	the best economic interests of the relevant client account(s).

This does not mean that the Proxy Principal is obligated to disapprove a Proxy Request in a situation where approval would result in an economic detriment to the relevant client account(s); it means instead that, in determining a course of action with respect to a Proxy Request, the Proxy Principal:

¡

must consider only those factors that relate to the economic value of the investment to which such Proxy Request relates, to the extent factors relating to economic value are involved in such Proxy Request;

¡	must not subordinate the economic interests of the relevant client account(s) to objectives unrelated to the economic value of the investment to which such Proxy Request relates; and

¡

may not use the opportunity to consent to a Proxy Request to promote social purposes or to further legislative, political, regulatory or public policy issues that have no connection to enhancing the economic value of the investment to which such Proxy Request relates.

Action on Immaterial Proposals

It is GCMLP’s policy to act (or recommend action, as the case may be) on each Immaterial Proposal, unless GCMLP’s Operations Committee determines otherwise.

It is GCMLP’s policy to consent (or recommend consent, as the case may be) to each Immaterial Proposal, unless:

•

the Proxy Principal has determined that consenting to such Immaterial Proposal would not be consistent with either or both: (i) the investment objective(s), policies and restrictions of the relevant client account(s) and (ii) the best economic interests of the relevant client account(s), or the Proxy Principal otherwise has determined to object to such Immaterial Proposal; and/or

•

GCMLP’s Operations Committee determines, based on information provided to it by the Proxy Principal and/or by certain other persons within the Firm, that consent to such Immaterial Proposal would not be consistent with: (i) the investment objective(s), policies and restrictions of the relevant client account(s) and/or (ii) the best economic interests of the relevant client account(s).

Notwithstanding the foregoing, GCMLP’s Operations Committee, after due consideration, may authorize GCMLP to act favorably (or make a favorable recommendation, as the case may be) on an Immaterial Proposal in either of the two situations described above, upon such terms and subject to such conditions as GCMLP’s Operations Committee may determine to be appropriate under the circumstances.

Action on Material Proposals

Except as discussed below under “Managing Conflicts of Interest,” it is GCMLP’s policy to act (or recommend action, as the case may be) on each Proxy Request relating to a Material Proposal in accordance with the recommendation of the Proxy Principal (including, without limitation, the CFO or such other person as may appointed by the Operations Committee to perform the functions of the Proxy Principal with respect to a Terminated Underlying Public Markets Fund) with respect to the Investment Manager or securities in question, subject to the following considerations:

•

Any member of GCMLP’s Investment Committee may object to the recommendation of a Proxy Principal in response to a Proxy Request. In the case of any such objection, the matter is referred to GCMLP’s Investment Committee, whose decision shall be final and conclusive; provided, however, that GCMLP’s Chairman or GCMLP’s Operations Committee may veto any action proposed to be taken by a Proxy Principal or by GCMLP’s Investment Committee in response to a Proxy Request.

•

GCMLP’s Operations Committee may object to the recommendation of a Proxy Principal in response to a Proxy Request if GCMLP’s Operations Committee determines, based on information provided to it by the Proxy Principal and/or by certain other persons within the Firm, that consent to such Proxy Request would not be consistent with: (i) the investment objective(s), policies and restrictions of the relevant client account(s) and/or (ii) the best economic interests of the relevant client account(s). GCMLP’s Operations Committee, however, after due consideration, may authorize GCMLP to act favorably (or make a favorable recommendation, as the case may be) on a Proxy Request relating to a Material Proposal in this situation, upon such terms and subject to such conditions as GCMLP’s Operations Committee may determine to be appropriate under the circumstances.

In the case of client accounts that GCMLP manages on a discretionary basis, GCMLP ordinarily does not consult with the clients prior to taking action on Proxy Requests that affect such accounts. However, in certain cases, clients who grant written legal investment discretion to GCMLP may informally reserve the right to approve or disapprove of GCMLP’s decisions with respect to voting on Proxy Requests that affect their accounts.

In the case of client accounts that GCMLP advises on a non-discretionary basis, GCMLP informs the clients of the Proxy Requests and follows their respective instructions with respect to voting on such requests.

Factors Considered in Determining What Action Should Be Taken in Response to a Proxy Request

GCMLP expects that Proxy Requests frequently will request approval of “Adverse Measures,” namely, measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security or Fee Sharing Agreement in question. For example, it is anticipated that Proxy Requests frequently will request approval of increased fees and/or less favorable liquidity provisions relating to Investment Funds in which one or more of GCMLP’s client accounts invest.

Nevertheless, it is expected that a Proxy Principal ordinarily will recommend favorable action on Proxy Requests that propose Adverse Measures as long as:

•

such Proxy Principal reasonably believes, based on the totality of the facts and circumstances (in the case of a Proxy Request relating to an investment in an Investment Fund, or to a direct investment) that continuing to hold the relevant security has a reasonable probability of conferring economic benefits on the relevant GCMLP-Managed Account(s) (e.g., continued access to a high-quality Investment Manager) that outweigh the adverse economic affect(s) of such Adverse Measure, considered over the anticipated holding period of such security in the portfolio(s) of the relevant client account(s); and

•

such Proxy Principal reasonably believes, based on the totality of the facts and circumstances (in the case of a Proxy Request relating to a Fee Sharing Agreement) that adoption of the proposal in question has a reasonable probability of enhancing (or not materially reducing) the economic value and/or utility of the Fee Sharing Agreement in the portfolio(s) of the relevant client account(s) over the anticipated life of such Fee Sharing Agreement.

Managing Conflicts of Interest

In furtherance of GCMLP’s goal to take action on all Proxy Requests in a manner that best serves the interests of the affected client accounts, GCMLP will not implement any decision to respond to (or make a recommendation as to how to respond to) a Proxy Request in a particular manner unless and until a Compliance Officer has implemented certain procedures designed to:

•	identify whether GCMLP is subject to a conflict of interest in taking action in response to such Proxy Request;

•	assess the materiality of such a conflict; and

•	address a material conflict in a manner designed to serve the best interests of the affected client accounts(s).

A conflict of interest ordinarily will be considered material if it can reasonably be argued that GCMLP (or certain of its related persons) have a meaningful incentive to respond to the Proxy Request in a manner designed to benefit GCMLP (or any such related person) rather than the affected client accounts – even if there is no ostensible detriment to the affected client account(s) from responding to such request in that manner.

In addition, a conflict of interest may be considered material if it can reasonably be argued that GCMLP has a meaningful incentive to respond to a Proxy Request in a manner designed to favor one or more of GCMLP’s client account(s) over one or more of GCMLP’s other client account(s).

All materiality determinations are based on an assessment of the particular facts and circumstances.

If the Compliance Officer determines that GCMLP (or one or more of its related persons) is subject to a conflict of interest in taking action in response to a Proxy Request but that such conflict is not material, he or she shall issue an instruction to take action in response to such Proxy Request as provided above under “Action on Immaterial Proposals” or “Action on Material Proposals,” as the case may be.

If the Compliance Officer determines that GCMLP (or one or more of its related persons) is subject to a material conflict of interest in taking action in response to a Proxy Request, he or she shall, in consultation with such other of its personnel as he or she determines to be appropriate under the circumstances, determine how to address such conflict.

In determining how to address a material conflict of interest, the Compliance Officer may consider the following potential solutions, as well as any other solutions he or she wishes to consider:

•	in the case of a non-discretionary account, disclosing the conflict of interest to the appropriate parties;

•

in the case of a discretionary account, disclosing the conflict of interest to the appropriate parties and obtaining their consent (in accordance with the governing documents of such account) to act on the Proxy Request in accordance with the decision reached by GCMLP with respect to such Proxy Request; and

•	in the case of any account, engaging an independent third party to recommend a response to the Proxy Request.

In cases where the Compliance Officer determines that GCMLP (or one or more of its related persons) is subject to a conflict of interest in responding to a Proxy Request and that such conflict is material, he or she shall not issue an instruction to take or recommend action in response to such Proxy Request in accordance with the decision reached by GCMLP without first determining that such action is in the best interests of the affected client account(s).

In the case of any client account that is subject to ERISA, GCMLP may not issue an instruction to take or recommend action in response to a Proxy Request unless the material conflict has been cured or avoided to the satisfaction of the Compliance Officer pursuant to one or more of the following steps:

•

If the material conflict implicates one or more individuals on GCMLP’s Investment Committee or GCMLP’s Operations Committee but does not implicate GCMLP (or other personnel), the implicated individual(s) shall be recused from the decision with respect to such Proxy Request if feasible and not detrimental to such account.

•

If the impact of the material conflict goes beyond specific employees who can reasonably be recused from the action, GCMLP shall engage an independent third party to recommend a response to the Proxy Request. The independent third party could be the fiduciary for the client account, in the case of a non-discretionary account, if the fiduciary agrees in writing to assume full fiduciary responsibility for the response without advice from GCMLP.

In certain cases, depending on the interests of particular clients, a Proxy Principal may recommend that certain client accounts vote against a Material Proposal and that other client accounts vote in favor of such Material Proposal.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Substantially all of the assets of the Registrant are invested in the Master Fund. The portfolio management team of the Master Fund is described below.

The Master Fund’s assets are managed by GCMLP. GCMLP maintains an Investment Committee that is responsible for, among other things:

•

identifying, evaluating and monitoring the investment strategies and sub-strategies that may be used for one or more investment vehicles or accounts managed or advised by GCMLP (each such investment vehicle or account, a “GCMLP-Managed Account”), including the Master Fund;

•

approving, from an “investment” perspective, the particular Investment Managers and the particular underlying hedge funds managed by such investment management firms in which the investment funds and accounts that GCMLP manages or advises, including the Master Fund, may invest. GCMLP’s Investment Committee must approve a particular Investment Manager and particular Investment Fund(s) managed by such Investment Manager from an “investment” and “risk” perspective before it may invest the assets of the GCMLP-Managed Account in any such Investment Fund(s). In connection with this approval process, GCMLP’s Investment Committee makes decisions by majority vote; however, Mr. Michael J. Sacks, GCMLP’s Chairman and Chief Executive Officer, has the authority to veto any decision made by the Investment Committee. However, if the Investment Committee rejects or terminates a particular Investment Manager or Investment Fund, Mr. Sacks is not authorized to veto such rejection or termination;

•

determining from time to time guidelines specifying the target percentages of assets (usually determined as a range) which assist GCMLP’s Portfolio Management Teams in proposing, for the GCMLP-Managed Accounts assigned to them, initial and subsequent portfolio allocations to a particular Investment Fund or Investment Funds managed by a particular Investment Manager (“Target Allocations”); and

•

determining the particular investment objectives and investment restrictions (“Investment Objectives and Constraints”) that will apply to GCMLP’s management of each GCMLP-Managed Account, including the Master Fund (in the case of the Master Fund, these Investment Objectives and Constraints are subject to approval by the Master Fund’s Board of Directors).

GCMLP’s Investment Committee currently has three members: Mr. David S. Richter (Chair), Mr. David B. Small and Mr. Bradley H. Meyers. The Investment Committee makes decisions by majority vote. Mr. Sacks has the authority to veto any decision made by the Investment Committee. However, if the Investment Committee rejects or terminates a particular Investment Manager or Investment Fund, Mr. Sacks is not authorized to override such rejection or termination.

Investment professionals are assigned to separate Portfolio Management Teams (each, a “Portfolio Management Team”), each of which is responsible for the day-to-day management of the GCM Grosvenor Public Markets Fund(s) to which it is assigned. The Portfolio Management Team assigned to a GCM Grosvenor

Public Markets Fund constructs the initial portfolio for such Fund (subject to approval by our Portfolio Committee), evaluates such Fund’s portfolio composition on an ongoing basis and proposes allocation changes for such Fund to our Portfolio Committee. Mr. Richter and Mr. Meyers, who are members of our Investment Committee, are responsible for designating the members of each Portfolio Management Team. Mr. Meyers has general oversight over the functions of each Portfolio Management Team. Messrs. Richter and Meyers have designated Ms. Dianna Di Iorio as the portfolio manager of the Master Fund.

Mr. Richter and Mr. Meyers, who are members of our Investment Committee, are responsible for designating the members of each Portfolio Management Team. Mr. Meyers has general oversight over the functions of each Portfolio Management Team. Messrs. Richter and Meyers have designated Ms. Dianna Di Iorio as the portfolio manager of the Master Fund.

The Master Fund’s Portfolio Management Team is responsible for proposing changes to the Master Fund’s portfolio from time to time, by employing a combination of “top-down” and “bottom-up” inputs.

The “top-down” inputs consist of:

•	using strategies consistent with the relevant mandate;

•	the requirement to use Investment Managers and Investment Funds that have been approved both by the Investment Committee and GCMLP’s Operations Committee;

•	the Target Allocations applicable to the Master Fund; and

•	the Investment Objectives and Constraints of the Master Fund.

The “bottom-up” inputs consist of the Portfolio Management Team’s judgment in selecting and proposing the allocation of capital to approved Investment Funds in a manner that the Portfolio Management Team determines to be appropriate in light of the Master Fund’s Investment Objectives and Constraints and other investment restrictions. The Master Fund’s Portfolio Management Team bases its allocation proposals upon both qualitative and quantitative factors, supplementing experienced investment judgment with quantitative analyses.

Messrs. Richter and Meyers must review and approve all portfolio allocations proposed for the Master Fund by the Portfolio Management Team assigned to the Master Fund.

A brief biography of each of Messrs. Sacks, Richter and Meyers and Ms. Di Iorio appears below.

Michael J. Sacks, Managing Director, Chairman and Chief Executive Officer

•	Joined GCMLP, 1990
•	Previous Experience
¡	Harris Associates, L.P., 1988-1990
•	Education and Accreditations
¡	Northwestern University School of Law; J.D., 1988
¡	Northwestern University Kellogg School of Management; M.B.A., 1988
¡	Tulane University; B.A., Economics, 1984
¡	Member of Illinois Bar

David S. Richter, Managing Director, Investments

•	Associated with GCMLP since 1994; joined GCMLP, 2003
•	Previous Experience
¡	Waveland Capital Management, L.P., (Long/Short Equity Hedge Fund), 1994-2002
¡	JMB Realty Corporation, 1988-1994
¡	KPMG Peat Marwick, 1983-1988

•	Education and Accreditations
¡	University of Illinois; B.S. (summa cum laude), Accountancy, 1983
¡	Certified Public Accountant
¡	AICPA Elijah Watt Sells Award, CPA Exam Scores

Bradley H. Meyers, Managing Director, Investments

•	Joined GCMLP, 2003
•	Previous Experience
¡	Merrill Lynch, 1999-2001
¡	PricewaterhouseCoopers L.L.P., 1997-1999
•	Education and Accreditations
¡	University of Chicago Booth School of Business; M.B.A., Finance, 2003
¡	University of Illinois; B.S., Accounting, 1997
¡	Certified Public Accountant

Dianna Di Iorio, CFA, Senior Vice President, Investments

•	Joined GCMLP, 2007
•	Previous Experience
¡	Goldman Sachs, 2005-2007
¡	JPMorgan Private Bank, 2003-2005
•	Education and Accreditations
¡	Northwestern University; B.A. (cum laude), Economics and Mathematical Methods in the Social Sciences, 2003
¡	University of Chicago Booth School of Business; M.B.A. (honors), Economics, Entrepreneurship and Strategic Management, 2013
¡	Chartered Financial Analyst

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the individuals with primary responsibility for the day-to-day management of the Master Fund’s portfolio as of March 31, 2015. For purposes of this breakdown, leverage and investments in GCMLP sub-funds are not included.

	# of Accounts	Total Assets	# of Accounts	Assets Managed
	Managed[1]	Managed*	Managed for	for Which
			Which Advisory	Advisory Fee is
			Fee is	Performance
			Performance	Based[3]*
			Based[2]
DAVID S. RICHTER
Registered investment companies	1	$518.5 million	0	N/A
Other pooled investment vehicles	81	$21.7 billion	42	$6.3 billion
Other accounts	1	$349.2 million	1	$349.2 million

BRADLEY H. MEYERS
Registered investment companies	1	$518.5 million	0	N/A
Other pooled investment vehicles	81	$21.7 billion	42	$6.3 billion
Other accounts	1	$349.2 million	1	$349.2 million

MICHAEL J. SACKS
Registered investment companies	1	$518.5 million	0	N/A
Other pooled investment vehicles	81	$21.7 billion	42	$6.3 billion
Other accounts	1	$349.2 million	1	$349.2 million

DIANNA DI IORIO
Registered investment companies	1	$518.5 million	0	N/A
Other pooled investment vehicles	10	$2.4 billion	7	$1.4 billion
Other accounts	1	$349.2 million	1	$349.2 million

COMPENSATION STRUCTURE. Messrs. Sacks, Richter, Meyers and Ms. Di Iorio each receive a fixed base salary as well as an annual bonus based upon individual performance as well as the success of the Firm. In addition, each of Messrs. Sacks, Richter and Meyers holds an equity participation, which entitles him to distributions. Compensation is not directly based upon or tied to the performance or net asset value of the Master Fund or any other GCMLP-Managed Account, other than Messrs. Richter Meyers and Ms. Di Iorio have each been granted an incentive compensation award tied to the performance of a certain GCMLP-Managed Account.

OWNERSHIP BY PORTFOLIO MANAGERS. As of the date of this Form, none of the individuals responsible for the day-to-day investment management of the Master Fund owns any interests in the Master Fund.

CONFLICTS OF INTEREST

[1]	For purposes of this column, “master-feeder” structures, which may include multiple “feeder” funds, are counted as one account.
[2]	For purposes of this column, “feeders” into a “master fund” are counted as individual accounts where they have performance-based fees.
[3]	Total AUM for each account is included. Note, however, that in some accounts, some investors may not be subject to performance-based fees.
*

Assets under management as of the end of a particular period include all subscriptions to, and are reduced by all withdrawals from, GCMLP funds effected in conjunction with the close of business the last day of such period. Data for 2014 is estimated and unaudited.

General

GCMLP and its related persons are subject to significant conflicts of interest in managing the business and affairs of the Registrant and the Master Fund and in making investment decisions for the Master Fund. Such conflicts could affect GCMLP’s objectivity and the performance of the Registrant and the Master Fund. Certain of these conflicts are discussed below. In addition, Part 2A of GCMLP’s SEC Form ADV (copies of which are available at www.adviserinfo.sec.gov) may contain additional disclosures of conflicts of interest.

GCMLP has fiduciary duties to the Registrant and the Master Fund to act in good faith and with fairness in all its dealings with them, and will take such duties into account in dealing with all actual and potential conflicts of interest.

Other Business Activities

Nothing in the governing documents of the Registrant, the Master Fund or any other GCMLP-Managed Account:

•

requires GCMLP or any of its related persons (which include persons who either currently are or formerly were related to GCMLP) to devote their full business time to the business and affairs of the Registrant, the Master Fund or to the business and affairs of the GCMLP-Managed Accounts in general; or

•	limits or restricts GCMLP or its related persons from engaging in and devoting time and attention to other businesses or ventures or from rendering services of whatever kind or nature.

Without limiting the generality of the foregoing, GCMLP and its related persons may act as investment adviser to or investment manager of GCMLP-Managed Accounts that are not in existence as of the date of this report – whether or not having investment objectives similar to those of the Registrant, the Master Fund or other then-existing GCMLP-Managed Accounts – on terms (including terms relating to fees, liquidity and transparency) that are the same as or different from those available to the investors in the Registrant.

Further, GCMLP and its related persons may engage in any other businesses or ventures, including, without limitation, those described below under “Investments in Other Investment Management Firms.” GCMLP has no obligation to make investment opportunities in any such businesses or ventures available to the Registrant, the Master Fund or any other GCMLP-Managed Account (or to the investors or participants in the Registrant, the Master Fund or any other GCMLP-Managed Account) and (except to the extent GCMLP determines otherwise) the Registrant, the Master Fund and the other GCMLP-Managed Accounts will not participate in the risks or rewards of such businesses or ventures. Further, such businesses and ventures will:

•	compete with the Registrant, the Master Fund for the time and attention of GCMLP and its related persons; and

•	potentially create additional conflicts of interest or raise other special considerations, as discussed more fully below.

In addition, GCMLP and its related persons, in investing and trading for their proprietary accounts, may (to the extent lawful) make use of information obtained by them in the course of investing for the Registrant, the Master Fund and other GCMLP-Managed Accounts. GCMLP and its related persons will have no obligation to compensate the Registrant, the Master Fund or any other GCMLP-Managed Account (or any investor or participant therein) in any respect for their receipt of such information or to account to the Master Fund or any other GCMLP-Managed Account (or any investor or participant therein) for any profits earned from their use of such information.

Investments in Other Investment Management Firms

GCMLP and its related persons may, for their own accounts:

•	invest in other investment management or advisory firms (in which case GCMLP and its related persons may also invest in investment vehicles or accounts managed or advised by such firms);

•

enter into fee-, revenue- and/or profit-sharing allocations, agreements or other arrangements with other investment management or advisory firms (and/or with investment vehicles or accounts managed or advised by such firms) (“Fee Sharing Agreements”); and/or

•	operate and/or manage other investment management or advisory firms.

Investments in other investment management or advisory firms often (though not always are made in exchange for “seeding” or otherwise funding the firm’s operations.

Investing in other investment management or advisory firms and entering into Fee Sharing Agreements often (although not always) involve the provision of capital or other funding to early stage investment management or advisory firms and/or investment vehicles or accounts managed or advised by them, in what are commonly referred to as “seeding” transactions.

GCMLP has no obligation to make investment opportunities in other investment management or advisory firms available to the Registrant, the Master Fund or any investor in the Registrant, and does not currently intend to make investment opportunities in other investment management or advisory firms available to the Registrant or the Master Fund.

In any event, because of restrictions imposed by the Investment Company Act of 1940 (the “ICA”), GCMLP may in certain cases be prohibited from causing the Master Fund to enter into Fee Sharing Agreements with, or otherwise invest in, investment management or advisory firms with which GCMLP, one or more of its related persons and/or one or more other GCMLP-Managed Accounts have Fee Sharing Arrangements or in which GCMLP, one or more of its related persons and/or one or more other GCMLP-Managed Accounts invest.

Placing Assets Under the Management of Other Investment Management Firms in Which GCMLP and/or its Related Persons Have an Interest

GCMLP and its related persons may place certain of their proprietary assets, as well as assets of GCMLP-Managed Accounts, under the management of investment management or advisory firms with which GCMLP (and/or its related persons) have entered into Fee Sharing Arrangements, or in which GCMLP (and/or its related persons) has otherwise invested. Any investment with such firms, including by the Master Fund, may result in additional revenue for GCMLP. GCMLP, however, has no obligation to invest the assets of the Master Fund in any Seed Manager Fund, and the Master Fund is not likely to invest in Seed Manager Funds. Because of restrictions imposed by the ICA, GCMLP may in certain cases be prohibited from causing the Master Fund to place any of the Master Fund’s assets under the management of investment management or advisory firms with which GCMLP, one or more of its related persons and/or one or more other GCMLP-Managed Accounts have entered into Fee Sharing Arrangements, or in which GCMLP, one or more of its related persons and/or one or more other GCMLP-Managed Accounts have invested.

Differences in GCMLP-Managed Accounts

GCMLP and its related persons currently manage or advise numerous GCMLP-Managed Accounts in addition to the Registrant and the Master Fund, and expect to manage or advise additional GCMLP-Managed Accounts in the future. Certain GCMLP-Managed Accounts have or will have investment objectives that are identical or substantially similar to the investment objectives of the Registrant and the Master Fund. It is not anticipated, however, that the Master Fund and other GCMLP-Managed Accounts having identical or substantially similar investment objectives will have identical or substantially similar investment portfolios. Differing investment portfolios can be expected to result from several factors, including, without limitation, the following:

•	different investment proposals made by the different Portfolio Management Teams assigned to the different GCMLP-Managed Accounts, as outlined below;

•	regulatory and/or tax restrictions that apply to certain GCMLP-Managed Accounts but not to others, as outlined below;

•	investment constraints imposed by Investment Managers on certain GCMLP-Managed Accounts but not on others, as outlined below;

•	the availability of particular Investment Funds for investment by GCMLP-Managed Accounts at certain times but not at others;

•	different risk/return characteristics (notwithstanding that such GCMLP-Managed Accounts generally have similar investment objectives);

•	client-imposed portfolio management restrictions and/or other client instructions; and

•	the amount of cash available for investment by different GCMLP-Managed Accounts at certain times.

The Master Fund and other GCMLP-Managed Accounts may be assigned to different Portfolio Management Teams even though the Master Fund and such other GCMLP-Managed Accounts may have identical or substantially similar investment objectives. GCMLP’s Portfolio Management Teams are authorized to invest the assets of the GCMLP-Managed Accounts assigned to them in a wide range of Investment Funds (subject to final approval by Messrs. Richter and Meyers). As a result, it is expected that the Master Fund and other GCMLP-Managed Accounts will have different investment portfolios (and different performance results) resulting from different portfolio allocations proposed by their respective Portfolio Management Teams, even if the Master Fund and such other GCMLP-Managed Accounts have identical or substantially similar investment objectives. Further, the factors outlined above are likely to result in different portfolios for GCMLP-Managed Accounts assigned to the same Portfolio Management Team, even though such GCMLP-Managed Accounts have identical or substantially similar investment objectives.

Regulatory and/or tax restrictions may prohibit the Master Fund from participating in investment opportunities that are available to one or more other GCMLP-Managed Accounts. Similarly, the Investment Managers of the Investment Funds in which the Master Fund may wish to invest may impose investment restrictions on the Master Fund but not on other GCMLP-Managed Accounts. Such restrictions could render the Master Fund ineligible to invest, in whole or in part, in an Investment Fund in which one or more other GCMLP-Managed Accounts are free to invest, to the possible detriment of the Master Fund.

As a result of certain restrictions imposed by the ICA on investments by the Master Fund in “affiliated persons” (as that term is defined in the ICA) of the Master Fund, it is possible that if a GCMLP-Managed Account invests in an Investment Fund in which the Master Fund invests is also an investor, such GCMLP-Managed Accounts investment in such Investment Fund (including the Master Fund) may be required to forego some or all of its voting rights associated with such investment.

In addition, in situations where the Master Fund and other GCMLP-Managed Accounts own, in the aggregate, 25% or more of the interests in a particular Investment Fund, the other GCMLP-Managed Accounts (including the Master Fund) from making additional investments in such Investment Fund, even though the relevant Portfolio Management Teams may determine that it would be appropriate for the GCMLP-Managed Accounts (including the Master Fund) assigned to them to make additional investments in such Investment Fund. Because GCMLP believes that GCMLP-Managed Accounts other than the Master Fund should not be compelled to forego investment opportunities that otherwise would be available for them but for the restrictions imposed by the ICA (which restrictions would not apply to such GCMLP-Managed Accounts in the absence of the Master Fund’s participation in such investments), GCMLP may, in certain circumstances, determine not to invest assets of the Master Fund in, or to cause the Master Fund to redeem/withdraw from, a particular Investment Fund so that other GCMLP-Managed Accounts may invest in such Investment Fund. If GCMLP causes the Master Fund to redeem/withdraw from an Investment Fund, the Master Fund may, in addition to losing the opportunity to invest in such Investment Fund, suffer economic detriment arising from such redemption/withdrawal (e.g., losing a performance/incentive compensation “loss carryforward”, incurring redemption/withdrawal charges, etc.)

As a result of these and other factors:

•

the Master Fund may have a different investment portfolio (and, as a result, different performance results) from other GCMLP-Managed Accounts even though the Master Fund and such other GCMLP-Managed Accounts may have identical or substantially similar investment objectives; and

•	no assurance can be given that:

¡

the Master Fund will participate in all investment opportunities in which one or more other GCMLP-Managed Accounts, GCMLP’s proprietary accounts and/or the proprietary accounts of GCMLP’s related persons participate;

¡

particular investment opportunities allocated to one or more GCMLP-Managed Accounts, GCMLP’s proprietary accounts and/or the proprietary accounts of GCMLP’s related persons will not outperform investment opportunities allocated to the Master Fund; or

¡

the Master Fund, on the one hand, and one or more other GCMLP-Managed Accounts, GCMLP’s proprietary accounts and/or the proprietary accounts of GCMLP’s related persons, on the other hand, will receive equal or similar treatment.

Possible Incentive to Favor One or More GCMLP-Managed Accounts over One or More Other GCMLP-Managed Accounts

GCMLP’s Portfolio Management Teams might have an incentive to favor one or more GCMLP-Managed Accounts over the Master Fund (for example, with regard to the selection of Investment Funds for those GCMLP-Managed Accounts or the allocation of investment opportunities in Investment Funds that have limited investment capacity), because the “favored” GCMLP-Managed Account(s) might pay GCMLP more for its services than the Master Fund or other GCMLP-Managed Accounts that invest in the Master Fund (such as the Registrant). For example, a Portfolio Management Team may have an incentive to propose investments in what it considers to be the best investment opportunities for GCMLP-Managed Accounts from which GCMLP receives performance-based compensation – in preference to GCMLP-Managed Accounts (including the Master Fund) from which GCMLP does not receive performance-based compensation – because GCMLP may stand to gain greater compensation from the former types of accounts if the best investment opportunities are allocated to them.

Similarly, a member of one of GCMLP’s Portfolio Management Teams may have an incentive to favor one or more GCMLP-Managed Accounts over the Master Fund if such person has personal investments in such “favored” GCMLP-Managed Accounts.

As outlined below under “GCMLP’s Ability to Invest in the Same Securities in Which the Master Fund Invests,” GCMLP has adopted portfolio opportunity allocation policies and procedures that are designed to ensure that investment opportunities are fairly allocated to all GCMLP-Managed Accounts (as well as the proprietary accounts of GCMLP and its related persons) for which such opportunities are appropriate and that have the funds available to take advantage of such opportunities.

GCMLP’s Ability to Invest in the Same Securities in Which the Master Fund Invests

GCMLP and/or its related persons invest in GCMLP-Managed Accounts (including the Registrant and the Master Fund) for their own accounts alongside investors who are not related to them. When they do so,

GCMLP and/or its related persons participate in the investment opportunities in which such GCMLP-Managed Accounts participate, alongside the other investors in such GCMLP-Managed Accounts.

In addition, GCMLP and/or its related persons may place assets under the management of (or otherwise procure investment advisory or investment management services from) any Investment Manager directly or indirectly used by one or more of GCMLP-Managed Accounts (including the Master Fund). For example, GCMLP and/or its related persons may invest in an Investment Fund in which one or more GCMLP-Managed Accounts (including the Master Fund) invest. Further, GCMLP and/or its related persons may invest in an Investment Fund at or about the same time one or more GCMLP-Managed Accounts (including the Master Fund) invest in such Investment Fund.

GCMLP, its related persons and one or more GCMLP-Managed Accounts that place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by the Master Fund and/or one or more other GCMLP-Managed Accounts may do so on terms (including terms relating to fees, liquidity and transparency) that are the same as or more advantageous than those applicable to the investments that may be made by the Master Fund and/or such other GCMLP-Managed Account(s) with such Investment Manager. To the extent that GCMLP and/or its related persons invest with a given Investment Manager on terms that are more advantageous than those on which the Master Fund and/or one or more other GCMLP-Managed Accounts may invest with such Investment Manager, GCMLP and/or its related persons may have an incentive to maintain or increase the investment by the Master Fund and such other GCMLP-Managed Accounts with such Investment Manager in order to obtain and/or maintain such advantageous terms for the benefit of GCMLP and/or its related persons.

In certain cases, an Investment Fund may have what GCMLP refers to as “limited capacity.” An Investment Fund has “limited capacity” when it is not willing to accept all capital that GCMLP-Managed Accounts, GCMLP and/or GCMLP’s related persons wish to invest in such Investment Fund. If GCMLP and/or its related persons wish to invest in such an Investment Fund at a time when an investment in such Investment Fund is appropriate for the Master Fund, GCMLP has a conflict of interest because it has a financial incentive to allocate the opportunity to the greatest extent possible to GCMLP and/or its related persons. In order to avoid this conflict, GCMLP may determine in certain cases that it and/or its related persons will not directly participate in an Investment Fund that has “limited capacity” unless and until all GCMLP-Managed Accounts (including the Master Fund) that wish to invest in such Investment Fund (including, for this purpose, GCMLP-Managed Accounts in which GCMLP and/or its related persons participate) have invested the full amount of capital they wish to invest in such Investment Fund.

In other cases, GCMLP employs policies and procedures for allocating limited investment opportunities in a manner that it believes to be equitable to the GCMLP-Managed Accounts, GCMLP and GCMLP’s related persons. Under these policies and procedures, to the extent that one or more GCMLP-Managed Accounts (including the Master Fund), GCMLP and/or GCMLP’s related persons (each of the foregoing, a “Participating Account”) wish to invest in a particular Investment Fund (and have funds available to make such investment) but such Investment Fund has “limited capacity” and is willing to accept only a portion of the aggregate investment that the Participating Accounts wish to make, the aggregate capacity made available by such Investment Fund to the Participating Accounts generally is allocated to each Participating Account in the proportion that the amount such Participating Account wishes to invest in such Investment Fund bears to the aggregate amount that all Participating Accounts wish to invest in such Investment Fund (determined in most cases by reference to the Target Allocations established by the Investment Committee), subject to the investment guidelines and constraints applicable to such Participating Account and to certain limited exceptions set forth in such policies and procedures. (Similarly, if interests in an Investment Fund are available in the “secondary market” but such interests are not available in an amount sufficient to satisfy the aggregate amount that Participating Accounts wish to invest in such interests, such interests generally are allocated to each Participating Account that has funds available to make such investment in the proportion that the amount such Participating Account wishes to invest in such interests bears to the aggregate amount that all Participating Accounts wish to invest in such interests, subject the investment guidelines and constraints applicable to such Participating Account and to certain limited exceptions set forth in such policies and procedures).

GCMLP frequently seeks to obtain agreements from Investment Managers under which Investment Funds managed by such Investment Managers agree to accept specified dollar amounts of capital from GCMLP-Managed Accounts (considered in the aggregate) at specified investment dates and/or over specified time periods. In cases where GCMLP is able to negotiate “capacity” of this type for the GCMLP-Managed Accounts with respect to a particular Investment Fund, such capacity is not reserved solely for those GCMLP-Managed Accounts that are in existence on the date that GCMLP negotiated such capacity. Similarly, to the extent such capacity is allocated to a GCMLP-Managed Account that was in existence on the date that GCMLP negotiated such capacity; such allocation is not reserved solely for persons who were investors or participants in such GCMLP-Managed Account on that date. Instead, such capacity is made available to all GCMLP-Managed Accounts that wish to invest in such Investment Fund, based on the allocation decisions of their respective Portfolio Management Teams and the application of GCMLP’s capacity allocation guidelines, regardless of whether such GCMLP-Managed Accounts were in existence on the date that GCMLP negotiated such capacity. Similarly, to the extent that any such capacity is allocated to a GCMLP-Managed Account that existed on that date, all investors or participants in such GCMLP-Managed Account participate in such capacity in accordance with their respective economic interests in such GCMLP-Managed Account, even if such investors or participants invested in such GCMLP-Managed Account subsequent to that date.

As outlined in greater detail below in “Different Reporting Packages”, in certain cases, GCMLP provides information relating to Investment Funds (including GCMLP’s opinions and investment decisions in respect of such Investment Funds) to: (i) investors or participants in GCMLP-Managed Accounts; and (ii) clients to whom GCMLP provides hedge fund program advisory services, for the purpose of assisting them in making their own determinations as to whether they wish to invest directly in such Investment Funds or withdraw/redeem their direct investments in such Investment Funds. In these cases, it can be expected that the recipients of such information will from time to time use such information to determine to:

•

invest directly in Investment Funds in which one or more GCMLP-Managed Accounts are invested (or in which they are contemplating investments), potentially in competition with other GCMLP-Managed Accounts if such Investment Funds have “limited capacity;” and/or

•

withdraw/redeem from Investment Funds in which one or more other GCMLP-Managed Accounts are invested (or from which they are contemplating withdrawing/redeeming their investments), potentially to the detriment of such other GCMLP-Managed Accounts if such Investment Funds subject their investors to “gates” or other withdrawal/redemption restrictions that create “limited capacity” to withdraw/redeem from such Investment Funds.

GCMLP’s Ability to Withdraw/Redeem from Investments in Which GCMLP-Managed Accounts Invest

Certain GCMLP-Managed Accounts (including the Master Fund) may wish to withdraw/redeem from an underlying Investment Fund at the same time that other GCMLP-Managed Accounts (and/or GCMLP and/or its related persons) wish to withdraw/redeem from such Investment Fund. The ability to withdraw/redeem from any underlying Investment Fund may differ materially from investor to investor due to the timing of their respective investments in such Investment Fund, the different classes of interests in such Investment Fund in which they invest, special arrangements negotiated with the Investment Manager of such Investment Fund and/or other factors. The reasons why certain GCMLP-Managed Accounts may wish (or be compelled to) withdraw/redeem from a particular Investment Fund as of a particular date also may differ materially from the reasons why other GCMLP-Managed Accounts (and/or GCMLP and/or its related persons) may wish (or be compelled to) withdraw/redeem from such Investment Fund as of such date. Withdrawals/redemptions or subscriptions by GCMLP-Managed Accounts, GCMLP and/or GCMLP’s related persons from or to a particular Investment Fund could in certain cases adversely affect other GCMLP-Managed Accounts (including the Master Fund) that are invested in such Investment Fund. Significant withdrawals/redemptions or subscriptions could, for example, cause portfolio damage, portfolio dilution, depletion of liquidity, costly portfolio rebalancing, imposition of withdrawal “gates” and under-allocation to certain positions. It could also cause an Investment Fund to make “in-kind” (as opposed to cash) distributions. In cases such as these, GCMLP has a conflict of interest in making withdrawals/redemptions or subscriptions for GCMLP-Managed Accounts. This conflict of interest could be exacerbated in situations where one or more GCMLP-Managed Accounts (and/or GCMLP and its related persons) may withdraw/redeem from a particular Investment Fund on a date as of which one or more other GCMLP-Managed Accounts (including the Master Fund) are not able to do so. For example, certain GCMLP-Managed Accounts (and/or GCMLP and its related persons) may have invested in a particular Investment Fund pursuant to a “lock-up” that has expired, whereas one or more other GCMLP-Managed Accounts (including the Master Fund) may still be subject to “lock-ups” in connection with their investments in such Investment Fund because they either (i) purchased their interests in such Investment Fund subsequent to the time that other GCMLP-Managed Accounts, GCMLP and GCMLP’s related persons purchased their interests in such Investment Fund or (ii) opted for liquidity classes in such Investment Fund that are different from the liquidity classes owned by such other GCMLP-Managed Accounts, GCMLP and GCMLP’s related persons.

In addition, certain withdrawal/redemption “gates” are, for example, calculated based on withdrawals/redemptions during an entire quarter or other period, so that if certain GCMLP-Managed Accounts (and/or GCMLP and its related persons) withdraw/redeem during a quarter, this could prevent one or more other GCMLP-Managed Accounts (including the Master Fund) from withdrawing/redeeming at quarter-end, whereas the earlier withdrawals/redemptions are unaffected.

In sum, because the ability to withdraw/redeem from any underlying Investment Fund may differ materially from investor to investor due to the timing of their respective investments in such Investment Fund, the different classes of interests in such Investment Fund in which they invest, special arrangements negotiated with the Investment Manager of such Investment Fund and/or other factors, certain GCMLP-Managed Accounts (and/or GCMLP and/or its related persons) may have withdrawal/redemption rights that differ from those of the Master Fund, and that the exercise of such rights could have a materially adverse effect on the Master Fund.

Treatment as an Investment Group for Certain Transactions by GCMLP-Managed Accounts

In certain cases, although each investment in an Investment Fund by a GCMLP-Managed Account is a distinct transaction, Investment Funds agree to treat all investments made by GCMLP-Managed Accounts as if they had been made by the same investor for purposes of applying certain business terms such as “gates.” GCMLP enters into these types of arrangements because it believes that in most cases they can be expected to benefit all participating GCMLP-Managed Accounts. However, under arrangements such as these, certain GCMLP-Managed Accounts could make complete withdrawals/redemptions provided that other GCMLP-Managed Accounts do not withdraw/redeem, as the former GCMLP-Managed Accounts could make use of the withdrawal/redemption capacity allocable to the entire “investment group.” For example, if a GCMLP-Managed Account that is part of an “investment group” were to withdraw/redeem from an Investment Fund because such GCMLP-Managed Account itself has received significant withdrawal/redemption requests, wishes to rebalance its portfolio or otherwise requires liquidity, its withdrawal/redemption could reduce withdrawal/redemption capacity for other members of the “investment group.” In this example, depending on the actual terms of the applicable “gate,” a particular GCMLP-Managed Account that participates in an “investment group” may be entitled to receive less withdrawal/redemption proceeds in respect of a particular withdrawal/redemption than would be the case had such GCMLP-Managed Account not participated in such “investment group.”

In certain cases, GCMLP is able to negotiate favorable investment terms with the Investment Managers of Investment Funds, but often on the condition that the GCMLP-Managed Accounts (which, in certain cases, could include proprietary accounts of GCMLP and/or proprietary accounts of its related persons) collectively maintain an aggregate minimum level of invested capital in a given Investment Fund or group of Investment Funds managed by the same Investment Manager. The need to maintain an aggregate minimum investment by GCMLP-Managed Accounts in a particular Investment Fund or group of Investment Funds managed by the same Investment Manager in order to retain favorable investment terms for all GCMLP-Managed Accounts that invest in such Investment Fund(s) creates a conflict of interest in that it creates an incentive for GCMLP to cause a GCMLP-Managed Account to invest in or not to withdraw/redeem from a given Investment Fund in order to maintain the minimum threshold investment. Proprietary capital of GCMLP and its related persons – whether invested directly in an Investment Fund or through a GCMLP-Managed Account in which GCMLP and/or its related persons invest – may be among the capital that benefits from the minimum investment threshold being maintained, creating an additional conflict of interest.

Although GCMLP enters into the types of arrangements outlined above because it believes that they generally can be expected to benefit all GCMLP-Managed Accounts, there may be particular facts and circumstances under which particular GCMLP-Managed Accounts (including the Master Fund) would receive more favorable treatment had they not participated in such arrangements.

Investments in “Early Stage” Investment Funds

GCMLP and its related persons may from time to time invest, for their respective proprietary accounts, in early-stage Investment Funds (including GCMLP-Administered Funds, outlined below) at times when investments in such Investment Funds would not be appropriate for the Master Fund or other GCMLP-Managed Accounts. If GCMLP should subsequently determine, in accordance with its then-current criteria applicable to the selection of Investment Funds for the GCMLP-Managed Accounts, that such an Investment Fund is an appropriate investment for the GCMLP-Managed Accounts, GCMLP and its related persons will not be required to restructure the terms on which they invest in such Investment Fund in order to make investments in such Investment Fund available to the Master Fund if, for regulatory or other reasons, the Master Fund would be (or, in GCMLP’s reasonable determination, may be) precluded from investing in such Investment Fund in the absence of such restructuring.

Investments in Sub-Funds and GCMLP-Administered Funds

GCMLP and its related persons from time to time invest, for their respective proprietary accounts, in Investment Funds through one or more entities managed or advised by GCMLP (a “Sub-Fund”), and Investment Funds that GCMLP administers (but does not manage) and from which GCMLP receives administrative or similar fees (“GCMLP-Administered Funds”). Because of restrictions imposed by the ICA, it is not likely that GCMLP will ever cause the Master Fund to invest in a Sub-Fund or GCMLP-Administered Fund.

Investments by Investment Funds in Securities Issued by GCMLP

Certain of the Investment Funds in which the Master Fund invests may hold notes or other securities issued from time to time by GCMLP or its parent company, and GCMLP may be aware that such Investment Funds do so. The fact that certain Investment Funds may hold notes or other securities issued by GCMLP or its parent company could, under certain facts and circumstances, potentially alter GCMLP’s objectivity in determining whether or not to invest in such Investment Funds and/or whether or not to withdraw/redeem from such Investment Funds. GCMLP does not expect, however, that it would ever make portfolio management decisions for the Master Fund that would be different from the decisions it would make for the Master Fund if such potential conflict did not exist.

Investments in Investment Funds Managed by Clients

Certain of the Investment Funds in which the Master Fund invests may be managed by investment management firms owned in whole or in part by GCMLP’s clients, or may hold notes or other securities issued by GCMLP’s clients, and GCMLP may be aware of such investments. The fact that certain of the Investment Funds may be managed by investment management firms owned in whole or in part by GCMLP’s clients, or may hold notes or other securities issued by GCMLP’s clients, could, under certain facts and circumstances, potentially alter GCMLP’s objectivity in determining whether or not to invest in such Investment Funds and/or whether or not to withdraw/redeem from such Investment Funds. GCMLP does not expect, however, that it would ever make portfolio management decisions for the Master Fund that would be different from the decisions it would make for the Master Fund if such potential conflict did not exist.

Different Reporting Packages

Different investors or participants in GCMLP-Managed Accounts, (including different investors or participants in the Registrant and the Master Fund), as well as certain other persons (including (i) persons to whom GCMLP provides investment advisory services on a non-discretionary basis and (ii) persons who currently have, or who previously have had, an interest in GCMLP or who otherwise currently are, or who previously have been, associated with GCMLP), receive oral and/or written reports from GCMLP that differ in form, substance, level of detail, timing and/or frequency, based on factors such as:

•	the type(s) of services GCMLP provides to such investors or participants;

•	the size of their investments with GCMLP;

•	requests for specific types of information made by such investors or participants or persons acting on their behalf;

•	negotiations between GCMLP and such investors or participants or other persons acting on their behalf; and/or

•	GCMLP’s internal assessment of the likely reporting needs of such investors or participants or of persons acting on their behalf.

In particular, certain reports may include information relating to Investment Funds in which the GCMLP-Managed Accounts, including the Master Fund, invest (or in which they are contemplating an investment).

In certain cases, GCMLP provides information to investors or recipients in the GCMLP-Managed Accounts (including the investors in the Registrant, for purposes of enabling them to monitor their investments in GCMLP-Managed Accounts. In these cases, GCMLP cannot effectively prevent an investor or recipient who has received information that has not been provided to other recipients from using such information to determine whether to:

•	withdraw/redeem from a GCMLP-Managed Account, or increase its investment in a GCMLP-Managed Account; (including the Registrant);

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invest directly in Investment Funds in which GCMLP-Managed Accounts (including the Master Fund) are invested (or in which they are contemplating investments), potentially in competition with the GCMLP-Managed Accounts (including the Master Fund); or

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withdraw/redeem from Investment Funds in which GCMLP-Managed Accounts (including the Master Fund) are invested (or from which they are contemplating withdrawing/redeeming their investments), potentially to the detriment of the GCMLP-Managed Accounts (including the Master Fund).

In other cases, GCMLP provides information relating to Investment Funds to investors or participants in GCMLP-Managed Accounts for the purpose of assisting them in making their own determinations as to whether they wish to invest in such Investment Funds or withdraw/redeem their investments in such Investment Funds. In these cases, it can be expected that such investors or participants will use such information to determine whether to engage in any one or more of the actions described above.

Any of these actions could have a material adverse effect on investors or participants who do not receive the same information provided to other investors or participants.

Notwithstanding the foregoing, recipients of GCMLP’s oral and written reports should be aware that:

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GCMLP does not permit such recipients to copy, transmit or distribute such reports, or any data or other information contained therein, in whole or in part, or authorize such actions by others, without GCMLP’s express prior written consent, and any such action taken without GCMLP’s express prior written consent may constitute a breach of contract and applicable copyright laws; and

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by their receipt of such reports, such recipients will be deemed to have acknowledged that: (i) the data and/or other information contained therein may include data and/or information that, under applicable law, may be deemed to be material, non-public information regarding particular securities and/or the issuers thereof; (ii) under certain circumstances, United States securities laws prohibit the purchase and sale of securities by persons or entities who are in possession of material, non-public information relating to such securities and/or the issuers thereof; (iii) securities laws of other jurisdictions may contain a similar prohibition; and (iv) as a result, it is possible that trading in securities that are the subject of data and/or information contained in such reports may be prohibited by law.

GCMLP strongly encourages all recipients of its oral or written reports to review their own policies and procedures relating to the possible receipt of material, non-public information to ensure that any information that they receive from GCMLP relating to particular securities and/or the issuers thereof will not be used in any manner that conflicts with applicable law.

Transfers of Interests in Investment Funds

The Portfolio Management Team assigned to one or more GCMLP-Managed Accounts (each, a “Divesting Account”) may determine that it is appropriate for such Divesting Accounts to dispose of (or decrease) their investments in a particular Investment Fund as of a particular date, while the Portfolio Management Team assigned to one or more other GCMLP-Managed Accounts (each, an “Investing Account”) – which may be the same Portfolio Management Team assigned to the Divesting Accounts – may determine that it is appropriate for such Investing Accounts to invest (or increase their investments) in such Investment Fund as of the same date.

In certain cases, GCMLP will implement decisions such as these by causing a Divesting Account to withdraw/redeem its interest in an Investment Fund at net asset value (as calculated and reported by the Investment Manager of such Investment Fund), while simultaneously causing an Investing Account to invest in an interest in such Investment Fund at the same net asset value.

In other cases, GCMLP will implement such decisions by causing a Divesting Account to assign its interest in an Investment Fund to an Investing Account in exchange for a cash payment from the Investing Account equal to the net asset value of the interest being assigned to the Investing Account (as calculated and reported by the Investment Manager of such Investment Fund).

For purposes of convenience:

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GCMLP refers to transactions of the types outlined above as “transfers” (even though the first type of transaction outlined above does not involve any transfer between the affected GCMLP-Managed Accounts, but only a divestment from an Investment Fund by one or more GCMLP-Managed Accounts and a substantially simultaneous investment in such Investment Fund by one or more other GCMLP-Managed Accounts);

•	GCMLP refers to a transaction in which a Divesting Account withdraws/redeems its interest from an Investment Fund (in whole or in part) at the net asset value thereof, while an Investing Account substantially simultaneously invests (or increases its investment) in such Investment Fund, as a “cash transfer;” and

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GCMLP refers to a transaction in which a Divesting Account assigns its interest in an Investment Fund (in whole or in part) at the net asset value thereof to an Investing Account, as a “book entry transfer.”

In certain cases, GCMLP is able to negotiate arrangements with Investment Managers—either at the inception of GCMLP’s relationship with an Investment Manager or on a case-by-case basis after GCMLP has established such a relationship—that permit a GCMLP-Managed Account that is the “cash transferee” or “book entry transferee” of an interest in such Investment Manager’s Investment Fund to “stand in the shoes” of the transferor GCMLP-Managed Account for purposes of determining such business terms as the duration of any “lock-up period,” the continuation of any performance/incentive fee or other performance/incentive compensation “loss carryforwards,” the applicability of withdrawal charges, etc. GCMLP generally intends to take advantage, to the fullest extent permitted by law, of the ability of transferee GCMLP-Managed Accounts to receive “carryover” business terms. In certain cases, however, regulatory considerations may prohibit GCMLP from effecting transactions in which business terms are carried over from the transferor GCMLP-Managed Account to the transferee GCMLP-Managed Account. For example, ERISA does not permit any such “carryover” business terms to apply in the case of transfers of interests in Investment Funds by GCMLP-Managed Accounts that are subject to ERISA to any other GCMLP-Managed Accounts, regardless of whether the transferee GCMLP-Managed Account is subject to ERISA. ERISA, however, does not appear to prohibit “carryover” business terms applying in the case of transfers from GCMLP-Managed Accounts that are not subject to ERISA to GCMLP-Managed Accounts that are subject to ERISA. Accordingly, GCMLP-Managed Accounts that are not subject to ERISA (such as the Master Fund) may not always be able to take advantage of arrangements of the type discussed above even though GCMLP-Managed Accounts that are subject to ERISA (including certain GCMLP-Managed Accounts in which persons employed by or otherwise associated with GCMLP invest) may.

GCMLP’s general policy is not to transfer interests in “designated” or “side-pocket” investments related to an investment in an Investment Fund when transferring interests in such particular Investment Fund from one GCMLP-Managed Account to another GCMLP-Managed Account, regardless of whether such transfer takes the form of a “cash transfer” or a “book entry transfer.” If a Portfolio Management Team determines, in any particular case, to over-ride this general policy, such Portfolio Management Team is responsible for documenting (in writing) the reasons for such over-ride.

The Master Fund will not participate in “book entry transfers” because of restrictions imposed by the ICA. To the extent the Master Fund participates in “cash transfers,” in no instance will any party, including GCMLP or the Investment Manager of any affected Investment Fund, receive any additional compensation specifically as a result of any such cash transfer.

Trade and Clerical Errors

Subject to the considerations set forth below, GCMLP is under no obligation to reimburse the Registrant or the Master Fund for any errors or mistakes made by GCMLP, its employees or its agents with respect to GCMLP’s placing or executing trades for the Registrant or the Master Fund, as the case may be, or for any other administrative or clerical errors or mistakes made by the foregoing (collectively, “Trade or Clerical Errors”), as GCMLP considers such errors and mistakes to be a cost of doing business. However, pursuant to the standard of care provisions of the Registrant’s Investment Management Agreement or the Master Fund’s Investment Advisory Agreement, GCMLP will be obligated to reimburse the Registrant or the Master Fund, as the case may be, for losses sustained by the Registrant or the Master Fund, as the case may be, as a result of any Trade or Clerical Error that is caused by GCMLP’s failure to adhere to the standard of care set forth in such provisions. Subject to its fiduciary obligations, GCMLP will determine: (i) whether or not any Trade or Clerical Error is required to be reimbursed in accordance with such standard of care provisions; and (ii) if so, the extent of the loss that has been incurred by the Registrant or the Master Fund, as the case may be. GCMLP has an inherent conflict of interest with respect to determining whether or not a Trade or Clerical Error is required to be reimbursed in accordance with the applicable standard of care provisions and with respect to determining the extent of the loss that has been incurred by the Registrant or the Master Fund, as the case may be.

If a Trade or Clerical Error occurs other than as a result of GCMLP’s failure to adhere to the applicable standard of care, GCMLP, in its sole discretion, reserves the right to reimburse the Registrant or the Master Fund, as the case may be, for any losses sustained by the Registrant as a result of such Trade or Clerical Error. GCMLP’s reimbursement of the Registrant or the Master Fund, as the case may be, for a Trade or Clerical Error in such a situation will not constitute a waiver of GCMLP’s general policy to cause the Registrant or the Master Fund, as the case may be, to bear the losses associated with other Trade or Clerical Errors that occur other than as a result of GCMLP’s failure to adhere to the applicable standard of care. Any net gain resulting from Trade or Clerical Errors will be for the benefit of the Registrant or the Master Fund, as the case may be, and will not be retained by GCMLP.

Receipt of Sensitive Information

GCMLP may from time to time receive, from Investment Managers of the Investment Funds in which the GCMLP-Managed Accounts invest, information that is not generally known to other investors in such Investment Funds. In these cases, legal or regulatory constraints could prevent GCMLP from acting in the manner in which it otherwise would act on behalf of one or more GCMLP-Managed Accounts, including the Registrant or the Master Fund.

Proxy Voting

GCMLP has developed certain policies and procedures to manage the conflicts of interest that may arise in connection with voting proxies on behalf of the Registrant, the Master Fund and the other GCMLP-Managed Accounts. These policies and procedures are summarized in Item 7 of this Form N-CSR.

Grosvenor Securities and Other Placement Agents

Grosvenor Securities, an affiliate of GCMLP, serves as a placement agent or distributor for certain investment funds managed by GCMLP or its affiliates, including the Registrant and the Master Fund. Grosvenor Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority, Inc. Grosvenor Securities serves as a private placement agent or distributor for certain investment funds managed or advised by GCMLP or its affiliates, including the Registrant and the Master Fund. Pursuant to a Master Placement Agent Agreement, GCMLP and its affiliates compensates Grosvenor Securities on a flat annual fee basis for the placement agent/distribution services provided by Grosvenor Securities, regardless of the success of Grosvenor Securities’ services. Grosvenor Securities does not receive compensation from the Registrant or the Master Fund for the distribution and/or placement of interests. The Investor should understand that:

•	in connection with acting as distributor on behalf of the Registrant, Grosvenor Securities acts as an agent of the Registrant, not as an agent of or a broker for the Investor; and

•	Grosvenor Securities’ distribution activities on behalf of the Registrant should not be construed as a recommendation to purchase an interest, as Grosvenor Securities makes no such recommendations.

Grosvenor Securities has an incentive to introduce the Registrant to prospective investors, since additional investments in the Registrant will result in additional investment management/advisory fees for GCMLP.

If a prospective investor acquires shares as a result of a recommendation made by any other placement, distribution or similar agent retained by GCMLP to assist it in marketing shares, the prospective investor should not view such recommendation as being disinterested, as GCMLP generally will pay the agent for the introduction. Also, the investor should regard any such agent as having an incentive to recommend that the investor retain its shares, since GCMLP may pay such agent a portion of GCMLP’s fees for all periods during which the investor holds such shares.

Brokerage Expenses

Except in the very limited case of “secondary market” transactions in interests in Investment Funds, the Master Fund invests in Investment Funds without the involvement of any financial intermediary such as a broker-dealer, and commissions are not payable in connection with such investments. To the extent that the Master Fund purchases or sells investments other than investments in Investment Funds, GCMLP has the authority to determine the financial intermediaries to be used in connection with such purchases/sales and to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such purchases/sales – which commissions or other compensation are borne by the Master Fund.

In determining which intermediaries to use, GCMLP focuses on the quality of the execution-related services provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, their reliability and their financial stability), and does not necessarily select those that charge the lowest commissions or other transactional costs.

GCMLP does not separately compensate financial intermediaries for the provision of non-execution related services and does not believe that it “pays up” for such services. However, GCMLP may from time to time use financial intermediaries that provide research-related products or services to most or all of their customers, and – although GCMLP does not request research-related products or services from such financial intermediaries – GCMLP may on occasion receive and use research provided by such intermediaries. In this situation, GCMLP receives a benefit because it does not have to produce or pay for the research. Accordingly, GCMLP may have an incentive to select financial intermediaries based on its interest in receiving the research or other products or services rather than on its clients’ interest in receiving the most favorable execution. However, since the research provided is not material in nature and quantity and is provided without GCMLP’s request, GCMLP believes that its receipt of such research does not have a material effect on its selection of financial intermediaries.

To the extent that the Master Fund engages in “secondary market” transactions in interests in Investment Funds, GCMLP generally has limited opportunity to select the financial intermediaries involved in connection with any proposed transaction or to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such transactions. In general, the number of financial intermediaries active in the hedge fund “secondary market” is limited and the commissions charged by such intermediaries, which typically are borne by the purchasing party in such a transaction, may vary significantly from intermediary-to-intermediary, and transaction-by-transaction.

Redemptions and Illiquid Investments

GCMLP may have a conflict of interest in processing redemptions. As an example, GCMLP must determine whether to cause the Master Fund to pay out the redemption proceeds attributable to Investment Funds from which the Master Fund cannot withdraw/redeem (or cannot withdraw/redeem without incurring a withdrawal/redemption charge) as of the applicable redemption date or to require that the redeeming Member continue to participate in such Investment Funds until the Master Fund can withdraw/redeem capital from them. Paying out such redemption proceeds may reduce the liquidity and increase the concentration of the Master Fund’s continuing portfolio, while not doing so exposes the redeeming Member to incremental risk.

Relationships with Consulting Firms

Persons employed by or otherwise associated with GCMLP may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with consulting firms. In certain cases, such persons employed by or otherwise associated with consulting firms may be responsible for:

•	analyzing and/or monitoring “fund of funds” investment managers on behalf of such consulting firms;

•	recommending “fund of funds” investment managers to the investment committees or similar governing committees of such consulting firms;

•	selecting the “funds of funds” investment managers that such consulting firms will present to their clients as potential managers of such clients’ assets;

•	recommending particular “fund of funds” investment managers to clients of such consulting firms;

•	recommending that clients of such consulting firms continue to retain the services of, or terminate, “fund of funds” investment managers; and/or

•	otherwise playing an instrumental role in the process whereby clients of such consulting firms select, and/or retain or terminate, “fund of funds” investment managers.

In cases where persons employed by or otherwise associated with consulting firms have one or more responsibilities of the types outlined above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with GCMLP, such persons may have an incentive to select GCMLP as a potential manager of the assets of clients of such consulting firms, to recommend GCMLP to clients of such consulting firms and/or to recommend that clients of such consulting firms continue to utilize GCMLP’s services.

GCMLP believes that is the responsibility of consulting firms to recuse interested individuals or take other appropriate steps to protect the integrity of their decision-making processes, and to make appropriate disclosures of potential conflicts of interest to their clients. GCMLP urges prospective investors who utilize the services of consulting firms to inquire of such consulting firms whether they are subject to such a conflict of interest.

GCMLP may from time to time enter into arrangements with consulting firms that represent existing and prospective clients, pursuant to which such consulting firms provide GCMLP certain performance or other data on the “fund of funds” industry. GCMLP may compensate such a consulting firm for such services on an annual flat-fee or other basis. In no event will GCMLP enter into any such arrangement unless it first determines to its reasonable satisfaction that the firm that provides services to GCMLP for compensation from GCMLP discloses that fact to all clients to whom it recommends GCMLP.

Relationships with Investment Managers and Other Service Providers

Persons employed by or otherwise associated with GCMLP may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with the Investment Managers of existing or prospective Investment Funds or with other third-parties that provide or contemplate providing services to GCMLP and/or one or more GCMLP-Managed Accounts. In certain cases, such persons employed by or otherwise associated with GCMLP may be responsible for:

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analyzing and/or monitoring existing or prospective Investment Funds managed by such Investment Managers, or analyzing and/or monitoring other third-parties that provide or contemplate providing services to GCMLP and/or one or more GCMLP-Managed Accounts;

•	recommending that GCMLP approve Investment Funds managed by such Investment Managers as eligible investments for GCMLP-Managed Accounts;

•	recommending that one or more GCMLP-Managed Accounts add capital to, or withdraw/redeem their capital (in whole or in part) from, Investment Funds managed by such Investment Managers;

•	making the final decision to approve Investment Funds managed by such Investment Managers as eligible investments for GCMLP-Managed Accounts;

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making the final decision to cause one or more GCMLP-Managed Accounts to add capital to, or withdraw/redeem their capital (in whole or in part) from, Investment Funds managed by such Investment Managers;

•	recommending that GCMLP retain other third-parties that wish to provide services to GCMLP and/or one or more GCMLP-Managed Accounts; and/or

•	recommending that GCMLP terminate third-parties that provide services to one or more GCMLP-Managed Accounts.

In cases where persons employed by or otherwise associated with GCMLP have one or more responsibilities of the types outlined above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with Investment Managers of existing or prospective Investment Funds or other third-parties that provide or contemplate providing services to GCMLP and/or one or more GCMLP-Managed Accounts, such persons may have an incentive to base their decisions on personal considerations rather than on the best interests of the affected GCMLP-Managed Accounts. GCMLP, however, monitors relationships of these types with a view to determining whether there is a reasonable likelihood that such persons will base their decisions on personal considerations rather than on the best interests of the affected GCMLP-Managed Accounts, and will take appropriate action if it determines that such a reasonable likelihood exists.

Gifts, Meals and Entertainment

GCMLP personnel may receive gifts, meals and/or entertainment from service providers doing business with GCMLP and/or one or more GCMLP-Managed Accounts, or from prospective service providers, including existing and prospective Investment Managers. GCMLP maintains policies and procedures that it believes are reasonably designed to preserve GCMLP’s objectivity with respect to the selection, retention and termination of service providers, notwithstanding the receipt of gifts, meals and/or entertainment by GCMLP personnel from such service providers. However, notwithstanding these policies and procedures, to the extent that GCMLP’s employees receive gifts, meals and/or entertainment from a service provider or prospective service provider, such employees may have an incentive to seek to cause GCMLP and/or one or more GCMLP-Managed Accounts to enter into a business relationship with, or to sustain or expand an existing business relationship with, such service provider even if doing so is not in the best interests of such GCMLP-Managed Account(s).

GCMLP from time to time provides meals and entertainment to persons employed by or otherwise associated with consultants, financial advisors, clients and prospective clients (which may include investors and prospective investors in the Feeder Funds). In certain cases, GCMLP may provide such meals and entertainment to clients or prospective clients at the request of consultants, financial planners or other third-parties. It is possible that providing meals and entertainment to such persons could affect their decision-making responsibilities.

GCMLP from time to time contributes to events sponsored by clients and prospective clients (including Shareholders and prospective investors in the Feeder Funds), or by organizations in which clients or prospective clients participate, such as picnics, annual meetings, dinners and other events, honoring retiring employees. It is possible that contributing to such events could affect the clients or prospective clients in connection with their decisions whether to retain GCMLP as their investment manager/adviser or to maintain existing investment management/advisory relationships with GCMLP.

Charitable and Philanthropic Activities

GCMLP and its principals, and Investment Managers of the Investment Funds in which the Master Fund invests and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. GCMLP and its principals, on the one hand, and such Investment Managers and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. GCMLP and its principals, and such Investment Managers and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in GCMLP’s investment management process.

Similarly, GCMLP and its principals, and investors or participants in GCMLP-Managed Accounts and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. GCMLP and its principals, on the one hand, and investors or participants in GCMLP-Managed Accounts and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. GCMLP and its principals, and investors or participants in GCMLP-Managed Accounts and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in GCMLP’s investment management process.

GCMLP has frequent interaction with consultants and financial advisors who represent prospective and existing investors or participants in GCMLP-Managed Accounts. GCMLP does not pay these consultants or financial advisors to recommend GCMLP or any GCMLP-Managed Account to their clients. However, consultants and financial advisors have from time to time invited GCMLP and its principals to participate in particular philanthropic activities, and can be expected to continue to do so in the future. GCMLP has participated in such philanthropic activities in the past and can be expected to continue to do so in the future. Under no circumstances will such participation or lack thereof be a factor in GCMLP’s investment management process.

The Investment Managers

The Investment Managers of the Investment Funds in which the Master Fund invests are likely to be subject to many of the same types of conflicts of interest to which GCMLP is subject. For example, the Investment Managers may be involved in other business ventures, including the management and/or administration of other investment funds and accounts whose investment objectives are identical or substantially similar to those of the Investment Funds they manage. Neither the Registrant nor the Master Fund will share in the risks or rewards of such other ventures. In addition, such other ventures will compete with the relevant Investment Funds for the time and attention of the relevant Investment Managers, and might create additional conflicts of interest or raise other special considerations.

The Investment Managers have responsibility for investing the capital allocated to them. The Investment Managers also manage other accounts (including other accounts in which they may have an interest) and may have financial and other incentives to favor such accounts over the Investment Funds in which the Master Fund invests. In investing on behalf of other clients, as well as the Investment Funds in which the Master Fund invests, the Investment Managers must allocate their resources, as well as limited market opportunities. Doing so could increase the level of competition for the same trades that otherwise might be made for the Investment Funds in which the Master Fund invests, including the priorities of order entry, as well as make it difficult or impossible to take or liquidate a particular position at a price indicated by an Investment Manager’s strategy.

In addition, in connection with investing and trading for other accounts, including their proprietary accounts, the Investment Managers may make use of information obtained by them in the course of investing and trading for the Investment Funds. They will have no obligation to compensate the Investment Funds in any respect for their receipt of such information or to account to any such Investment Fund for any profits earned from their use of such information.

The Investment Managers and their principals, in managing investment accounts other than Investment Funds, may employ trading methods, policies and strategies which differ from those which they employ on behalf of such Investment Funds. Therefore, the results of the Master Fund’s investments in such Investment Funds may differ from the results of other accounts managed by such Investment Managers.

The Investment Managers determine the valuation of the illiquid, longer-term investments held by their Investment Funds in a variety of different ways, and have considerable discretion in doing so. The Investment Managers have a conflict of interest in arriving at such valuations, which affect both the performance of their Investment Funds and the advisory compensation received by the Investment Managers.

The Investment Managers select the financial intermediaries that execute transactions for their respective Investment Funds and negotiate the related brokerage commissions and other transactional costs paid to such intermediaries. In selecting financial intermediaries and/or in negotiating commissions and other compensation with them, such Investment Managers (subject to their overall duty to obtain “best execution” of all transactions for the Investment Funds they manage:

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have authority to and may consider the full range and quality of the services and products provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, reliability and financial responsibility, and the value of any research or other services or products they provide); and

•

do not necessarily select intermediaries that charge the lowest transaction costs. In this regard, Investment Managers may engage in the practice known as “paying up,” whereby the Investment Managers cause their Investment Funds to pay higher transaction costs than they would otherwise pay so that the Investment Managers may receive certain non-execution related products and services provided by or through the intermediaries (so-called “soft dollar” benefits), which may or may not benefit certain Investment Funds which “pay up” so that the Investment Manager may receive such services (see below) .

The practices discussed above create conflicts between the interests of an Investment Manager and the interests of the Investment Fund(s) managed by such Investment Manager. This is because an Investment Manager that receives “soft dollar” benefits receives a benefit that it does not have to purchase out of its own resources. This benefit, in turn, may create an incentive to utilize particular intermediaries based not on the interest of the Investment Fund(s) in achieving “best execution” of their transactions, but on the Investment Manager’s interest in receiving benefits for which it does not have to pay out of its own resources.

Further, an Investment Manager may cause an Investment Fund managed by such Investment Manager to pay transaction costs to a financial intermediary even though such Investment Manager and/or clients of such Investment Manager other than such Investment Fund are the exclusive beneficiaries of “soft dollar” benefits provided by the intermediary.

GCMLP generally is authorized to consent on behalf of the Master Fund to the Investment Managers engaging in “soft dollar” practices, regardless of whether such practices conform to the requirements of Section 28(e) of the Exchange Act.

The Investment Managers have a conflict of interest in allocating capital to longer-term and/or illiquid investments. While such positions may hold significant profit potential (and, therefore, the potential to generate substantial performance/incentive fees or other performance/incentive compensation), they can create material valuation and illiquidity risks for investors. In addition, performance/incentive fees or other performance/incentive compensation may be calculated separately in respect of certain longer-term and/or illiquid investments irrespective of the overall performance of an Investment Fund.

Certain Disclosure Issues

GCMLP and its related persons have a conflict of interest in determining whether to disclose certain information — not otherwise required to be disclosed by applicable laws or regulations to — concerning GCMLP and its related persons to existing or prospective investors. In certain cases, GCMLP may feel that such disclosure could be damaging to GCMLP’s business, which may give GCMLP incentives to determine that such information is not material and need not be disclosed to investors and/or prospective investors even though it might be of interest to them.

GCMLP and its related persons also have a conflict of interest in determining whether to disclose certain information — not otherwise required to be disclosed by applicable laws or regulations — to certain but not other investors and/or prospective investors. GCMLP has policies in place which address the issue of “disparate reporting” to different investors but will be subject to conflicts of interest in applying such policies due to GCMLP’s interest in meeting the informational requirements of larger investors which may request additional disclosures (see “—Different Reporting Packages,” above).

In determining what disclosures to make, GCMLP gives careful consideration to their fiduciary obligations of disclosure and their responsibility to treat all investors and/or prospective investors fairly.

Reputational Matters

In certain cases, GCMLP and its related persons may have a conflict of interest between acting in what might be the best interest of a GCMLP-Managed Account and ensuring that GCMLP avoids publicity or any reputational harm. For example, there may be certain tax positions which other market participants take and which would benefit the GCMLP -Managed Accounts but which GCMLP does not take out of concern for not being seen to be “aggressive” in the tax planning for GCMLP-Managed Accounts. Similar issues may arise in other regulatory contexts. GCMLP attempts to resolve these issues in the best interests of the GCMLP -Managed Accounts within the constraints of what it believes to be “best practices” in the alternative investment industry.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11 – CONTROLS AND PROCEDURES

(a)

The Registrant’s principal executive officer and principal financial officer, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in Form N-CSR is accumulated and communicated to the Registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1)	Code of ethics referred to in Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GROSVENOR REGISTERED MULTI-STRATEGY FUND (W), LLC

By:	/s/ Scott J. Lederman
Scott J. Lederman
Director, Chief Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Scott J. Lederman	Director, Chief Executive Officer and President	June 8, 2015
Scott J. Lederman

By:	/s/ Zachary D. Weber	Chief Financial Officer and Treasurer	June 8, 2015
Zachary D. Weber

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